                                  EXHIBIT 99.2












                           MASTER SERVICING AGREEMENT

                            Dated as of June 1, 1997

                                      among


                        SEQUOIA MORTGAGE TRUST 1, Issuer,

                                       and

                               REDWOOD TRUST, INC.

                                       and

                  NORWEST BANK MINNESOTA, N.A., Master Servicer

                                       and

                       FIRST UNION NATIONAL BANK, Trustee



                        Relating to the Pledged Mortgages
                     Pledged as Collateral for the Issuer's
                         Collateralized Mortgage Bonds,
                            in the Aggregate Initial
                        Principal Amount of $534,347,000



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                                TABLE OF CONTENTS

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PRELIMINARY STATEMENT......................................................................  1

1.      Defined Terms......................................................................  2

2.      Mortgage Documents................................................................. 25
        (a)    Custodian to Retain Possession of Documents................................. 25
        (b)    Custodian to Cooperate; Release of Trustee
               Mortgage Files.............................................................. 29
        (c)    Representations, Warranties and Covenants of the
               Issuer, Redwood and the Master Servicer..................................... 30
        (d)    Covenants of the Master Servicer............................................ 34

3.      General Duties of the Master Servicer.............................................. 34
        (a)    Master Servicer to Master Service Pledged
               Mortgages................................................................... 34
        (b)    Servicing; Enforcement of the Obligations of
               Servicers................................................................... 35
        (c)    Successor Servicers......................................................... 36
        (d)    Rights of the Issuer and the Trustee in Respect of
               the Master Servicer......................................................... 37
        (e)    Trustee to Act as Master Servicer........................................... 37
        (f)    Collection of Pledged Mortgage Payments; Bond
               Account; Distribution Account............................................... 37
        (g)    Access to Certain Documentation and Information
               Regarding the Pledged Mortgages............................................. 43
        (h)    Determination of LIBOR, the Fed Funds Rates ................................ 43
        (i)    Access to Certain Documentation............................................. 46
        (j)    Annual Statement as to Compliance........................................... 46
        (l)    Errors and Omissions Insurance; Fidelity Bond............................... 48
        (m)    Master Servicer Monthly Data................................................ 48
        (n)    Claims Upon the MBIA Policy................................................. 50
        (o)    Optional Purchase of Pledged Mortgages...................................... 51
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                           TABLE OF CONTENTS (CONT'D)


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4.      General Duties of the Servicers.................................................... 51
        (a)    Maintenance of Hazard Insurance; Maintenance of
               Primary Insurance Policies.................................................. 51
        (b)    Enforcement of Due-On-Sale Clauses; Assumption
               Agreements.................................................................. 53
        (c)    Realization Upon Defaulted Pledged Mortgages;
               Purchase of Certain Pledged Mortgages....................................... 55
        (d)    Collection of Taxes, Assessments and Similar
               Items; Escrow Accounts...................................................... 58
        (e)    Documents, Records and Funds in Possession of
               Servicer to be Held for Trustee............................................. 58
        (f)    Annual Independent Public Accountants' Servicing
               Statement; Financial Statements............................................. 59

5.      Advances........................................................................... 59

6.      Master Servicing Compensation and Expenses......................................... 60
        (a)    Master Servicer Compensation................................................ 60
        (b)    Servicer Compensation....................................................... 60

7.      Master Servicer.................................................................... 61
        (a)    Liabilities of the Master Servicer.......................................... 61
        (b)    Merger or Consolidation of the Master Servicer.............................. 61
        (c)    Limitation on Liability of the Master Servicer and
               Others...................................................................... 61
        (d)    Limitation on Resignation of the Master Servicer............................ 64

8.      Master Servicing Default; Termination and Liabilities.............................. 64
        (a)    Master Servicing Default.................................................... 64
        (b)    Trustee to Act; Appointment of Successor.................................... 66
        (c)    Notification to Bondholders................................................. 68

9.      Miscellaneous...................................................................... 68
        (a)    Term of Master Servicing Agreement.......................................... 68
        (b)    Assignment.................................................................. 68
        (c)    Notices..................................................................... 68
        (d)    Inspection and Audit Rights................................................. 70
        (e)    Governing Law............................................................... 70
        (f)    Amendments.................................................................. 70
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                                       II
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                           TABLE OF CONTENTS (CONT'D)


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        (g)    Severability................................................................ 70
        (h)    No Joint Venture............................................................ 71
        (j)    Limitation of Liability of Wilmington Trust
               Company..................................................................... 71
        (k)    Nonpetition Covenants....................................................... 71
        (l)    Third Party Beneficiary..................................................... 72


SCHEDULE I            Schedule of Pledged Mortgages......................................S-I-1

SCHEDULE II           Representations and Warranties of the Master
                      Servicer..........................................................S-II-1

SCHEDULE III          Representations and Warranties as to the
                      Pledged Mortgages................................................S-III-1

SCHEDULE IV           Representations and Warranties of the Issuer......................S-IV-1

SCHEDULE V            Servicing Agreements...............................................S-V-1

SCHEDULE VI           Payment Schedule..................................................S-VI-1

SCHEDULE VII          Purchase and Sale Agreements......................................S-VI-1


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
                           MASTER SERVICING AGREEMENT


                THIS MASTER SERVICING AGREEMENT is made and entered into as of June 1, 1997, by and among Sequoia Mortgage Trust 1, a statutory business trust formed under the laws of the State of Delaware (the "Issuer"), Redwood Trust, Inc. ("Redwood"), Norwest Bank Minnesota, N.A. ("Norwest"), a national banking association (the "Master Servicer") and First Union National Bank, a national banking association (in its capacity as trustee under the Indenture referred to below, the "Trustee").

                              PRELIMINARY STATEMENT

                The Issuer was formed for the purpose of issuing bonds secured by mortgage collateral. The Issuer has entered into a trust indenture, dated as of June 1, 1997 (the "Indenture"), between the Issuer and the Trustee, pursuant to which the Issuer intends to issue its Collateralized Mortgage Bonds, in the aggregate initial principal amount of $534,347,000 (the "Bonds"). Pursuant to the Indenture, as security for the indebtedness represented by such Bonds, the Issuer is and will be pledging to the Trustee, or granting the Trustee a security interest in, among other things, certain Pledged Mortgages, its rights under this Agreement, the Servicing Agreements, the Mortgage Loan Purchase Agreement, the Bond Account, the Distribution Account and certain Insurance Policies (as each such term is defined herein).

                The parties desire to enter into this Agreement to provide, among other things, for the master servicing of the Pledged Mortgages by the Master Servicer. The Master Servicer acknowledges that, in order further to secure the Bonds, the Issuer is and will be granting to the Trustee a security interest in, among other things, its rights under this Agreement, and the Master Servicer agrees that all covenants and agreements made by the Master Servicer herein with respect to the Pledged Mortgages shall also be for the benefit and security of the Trustee and Holders of the Bonds and MBIA. For its services hereunder, the Master Servicer will receive a Master Servicing Fee (as defined herein).

                Redwood has entered into Servicing Agreements (as defined herein) with Servicers (as defined herein) to perform, as independent contractors, servicing functions with respect to the Pledged Mortgages. For its services under a Servicing Agreement, each Servicer will receive a Servicing Fee (as provided therein) with respect to each Pledged Mortgage serviced by it thereunder.

                In addition, the Issuer will enter into a Management Agreement, dated as of the date hereof, with Redwood (in such capacity, the "Manager"), pursuant to which the Manager will conduct certain operations of the Issuer. Actions by or required of the Issuer hereunder may be performed on its behalf by the Manager or any sub-manager appointed to act for the Issuer.

1.      Defined Terms.

                Except as otherwise specified or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Agreement, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Capitalized terms that are used but not defined in this Agreement and which are defined in the Indenture have the meanings assigned to them therein.

                "ADJUSTED NET MORTGAGE RATE" means, as to each Pledged Mortgage and at any time, the per annum rate equal to the Mortgage Rate less the related Servicing Fee Rate.

                "ADJUSTMENT DATE" means, as to any Pledged Mortgage, a date on which the related Mortgage Rate adjusts pursuant to the terms thereof.

                "ADVANCE" means any advance of a payment of principal and interest due on a Pledged Mortgage required to be made by a Servicer with respect to any Payment Date pursuant to the related Servicing Agreement.

                "AGREEMENT" means this Master Servicing Agreement, as the same may be amended or supplemented from time to time.


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
                "AMOUNT HELD FOR FUTURE DISTRIBUTION" means, as to any Payment Date, the aggregate amount held in the Bond Account at the close of business on the related Calculation Date on account of (i) Principal Prepayments and Liquidation Proceeds credited by the related Servicer as having been received after the second month prior to the month of such Payment Date and (ii) all Scheduled Payments due after the related Due Date.

                "APPRAISED VALUE" means (i) with respect to a Pledged Mortgage other than a Refinancing Pledged Mortgage, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Pledged Mortgage and (b) the sales price of the Mortgaged Property at the time of the origination of such Pledged Mortgage; or (ii) with respect to a Refinancing Pledged Mortgage, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Pledged Mortgage.

                "AVAILABLE FUNDS" means, as to any Payment Date, the sum of (i) the aggregate amount of Scheduled Payments on the Pledged Mortgages due on the related Due Date and received by the Master Servicer on or prior to the related Withdrawal Date (net of the related Servicing Fees), (ii) any amounts representing miscellaneous fees and collections, including assumption fees collected from Mortgagors, to the extent not paid to the Master Servicer or any Servicer, and any amounts payable by the Master Servicer or Redwood as reimbursement of any investment losses incurred in the Distribution Account or in the Bond Account, respectively, (iii) any unscheduled payments and receipts on the Pledged Mortgages, credited by the related Servicer as having been received during the second calendar month preceding the month of such Payment Date including all partial or full prepayments received during such month and compensating interest paid by the applicable Servicer or Master Servicer if and to the extent provided for by the Servicing Agreement or Master Servicing Agreement, respectively; (iv) amounts received with respect to such Payment Date as the purchase price in respect of a Defective Pledged Mortgage or Delinquent Pledged Mortgage repurchased by Redwood or a Servicer or a Convertible Pledged Mortgage repurchased by a Servicer, a subservicer or Redwood, or any Substitution Adjustment Amount in respect of a Defective Pledged Mortgage that has been substituted for in lieu of repurchase by Redwood, and the proceeds of any purchase of a


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
Pledged Mortgage by a Servicer pursuant to the applicable Servicing Agreement; and (v) all Advances made for such Payment Date in respect of the Pledged Mortgages, in each case net of amounts reimbursable therefrom to the Master Servicer, the Trustee or any Servicer pursuant to Section 3(f)(iii).

                "BANKRUPTCY CODE" means the United States Bankruptcy Reform Act of 1978, as amended.

                "BASE SPECIFIED OVERCOLLATERALIZATION AMOUNT" means the product of (a) the Target Percentage and (b) the Pool Principal Balance as of July 1, 1997.

                "BASIC PRINCIPAL AMOUNT" means for any Payment Date the lesser of (a) the Net Available Funds remaining after distribution of the Interest Payment Amount and any Bondholders' Interest Carryover for such Payment Date,
(b) the Principal Distributable Amount for such Payment Date and (c) the amount necessary, if any, to reduce the Bond Principal Balance of the Bonds to the Targeted Principal Balance for such Payment Date.

                "BOND ACCOUNT" means, with respect to the Bonds, the separate Eligible Account created and maintained by the Master Servicer pursuant to
Section 3(f) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of the Bondholders and MBIA and designated "Bond Account - Norwest Bank Minnesota, N.A., in trust for the registered holders of Sequoia Mortgage Trust 1 Collateralized Mortgage Bonds and MBIA."

                "BONDHOLDER" or "HOLDER" means the Person in whose name a Bond is registered in the Bond Register (as defined in the Indenture).

                "BONDHOLDERS' INTEREST CARRYOVER" means the aggregate of the Class A-1 Bondholders' Interest Carryover and Class A-2 Bondholders' Interest Carryover as of any date of determination.

                "BOND PRINCIPAL BALANCE" means the aggregate of the Principal Amounts of both Classes of Bonds as of any date of determination.

                "BONDS" mean the Issuer's Collateralized Mortgage Bonds Class A-1 and Class A-2.

                "BUSINESS DAY" means any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in the State of Maryland, The City of New York or the city in which the Corporate Trust Office (as defined in the Indenture) of the Trustee is located are authorized or obligated by law or executive order to be closed.

                "CALCULATION DATE" means, as to any Payment Date, the second Business Day prior to such Payment Date.

                "CERTIFICATE PAYING AGENT" means the Person acting in such capacity pursuant to the Deposit Trust Agreement which shall initially be the Trustee.

                "CLASS A-1 BONDHOLDERS' INTEREST CARRYOVER" means for any Payment Date for which interest on the Principal Amount of the Class A-1 Bonds is to be calculated (pursuant to the definition of Class A-1 Interest Payment Amount) at the Weighted Average Net Mortgage Rate, the sum of (i) the excess of
(x) the amount of interest that would have accrued on such Principal Amount for the related Interest Accrual Period at the Class A-1 Interest Rate over (y) the amount of interest accrued on such Principal Amount for such Interest Accrual Period at the Weighted Average Net Mortgage Rate and (ii) any amount calculated pursuant to clause (i) above for any previous Payment Date that remains unpaid together with interest on such unpaid amount at the Class A-1 Interest Rate.

                "CLASS A-2 BONDHOLDERS' INTEREST CARRYOVER" means for any Payment Date for which interest on the Principal Amount of the Class A-2 Bonds is to be calculated (pursuant to the definition of Class A-2 Interest Payment Amount) at the Weighted Average Net Mortgage Rate, the sum of (i) the excess of
(x) the amount of interest that would have accrued on such Principal Amount for the related Interest Accrual Period at the Class A-2 Interest Rate over (y) the amount of interest accrued on such Principal Amount for such Interest Accrual Period at the Weighted Average Net Mortgage Rate and (ii) any amount calculated pursuant to clause (i) above for any previous Payment Date that remains


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
unpaid together with interest on such unpaid amount at the Class A-2 Interest Rate.

                "CLASS A-1 INTEREST PAYMENT AMOUNT" means, as of any Payment Date, the sum of (i) one month's interest at the Class A-1 Interest Rate on the then outstanding Principal Amount of the Class A-1 Bonds immediately prior to such Payment Date and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such Bonds on such prior Payment Dates and was not subsequently distributed, together with, to the extent permitted by applicable law, interest on the amount described in clause (ii) at the Class A-1 Interest Rate; provided, that, solely in the case where a MBIA Default shall have occurred and is continuing, the rate at which the amount in clause (i) above is calculated shall be the lesser of the Class A-1 Interest Rate and the Weighted Average Net Mortgage Rate for the related Payment Date (unless such Payment Date would be the seventh consecutive Payment Date on which at least one of the Bond Interest Rates would be equal to the Weighted Average Net Mortgage Rate, in which case, this proviso shall be disregarded for such Payment Date regardless of any continuation of such MBIA Default).

                "CLASS A-2 INTEREST PAYMENT AMOUNT" means, as of any Payment Date, the sum of (i) one month's interest at the Class A-2 Interest Rate on the then outstanding Principal Amount of the Class A-2 Bonds immediately prior to such Payment Date and (ii) the sum of the amounts, if any, by which the amount described in clause (i) above on each prior Payment Date exceeded the amount actually distributed as interest on such Bonds on such prior Payment Dates and was not subsequently distributed, together with, to the extent permitted by applicable law, interest on the amount described in clause (ii) at the Class A-2 Interest Rate; provided, that, solely in the case where a MBIA Default shall have occurred and is continuing, the rate at which the amount in clause (i) above is calculated shall be the lesser of the Class A-2 Interest Rate and the Weighted Average Net Mortgage Rate for the related Payment Date (unless such Payment Date would be the seventh consecutive Payment Date on which at least one of the Bond Interest Rates would be equal to the Weighted Average Net Mortgage Rate, in which case, this proviso shall be disregarded


                                       6
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for such Payment Date regardless of any continuation of such MBIA Default).

                "CLASS A-1 INTEREST RATE" means (a) for the first Payment Date, 6.02844% per annum, (b) for each Payment Date after the first Payment Date and up to and including the Payment Date on which the Issuer is first permitted to exercise its option to redeem the Bonds pursuant to the Indenture, the lesser of
(i) a per annum floating rate equal to LIBOR, for the related Interest Accrual Period plus 0.38% and (ii) 10% per annum and (c) for each Payment Date after the Payment Date on which the Issuer is first permitted to exercise its option to redeem the Bonds pursuant to the Indenture, the lesser of (i) a per annum floating rate equal to LIBOR for the related Interest Accrual Period plus 0.76% and (ii) 10.38% per annum.

                "CLASS A-2 INTEREST RATE" means (a) for the first Payment Date, 6.04% per annum, (b) for each Payment Date after the first Payment Date and up to and including the Payment Date on which the Issuer is first permitted to exercise its option to redeem the Bonds pursuant to the Indenture, the lesser of
(i) a per annum floating rate equal to the Fed Funds Average Rate, for the related Interest Accrual Period plus 0.54% and (ii) 10% per annum and (c) for each Payment Date after the Payment Date on which the Issuer is first permitted to exercise its option to redeem the Bonds pursuant to the Indenture, the lesser of (i) a per annum floating rate equal to the Fed Funds Average Rate for the related Interest Accrual Period plus 0.92% and (ii) 10.38% per annum.

                "CLOSING DATE" means July 29, 1997.

                "CODE" means the Internal Revenue Code of 1986, including any successor or amendatory provisions.

                "COMPANY" means Sequoia Mortgage Funding Corporation, a Delaware corporation, which, as of the Closing Date, owns all of the outstanding beneficial interests in the Issuer.

                "CUSTODIAL AGREEMENTS" means the agreements between the Trustee and each Custodian.


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
                "CUSTODIAN" means Bankers Trust Company of California, N.A., and Norwest Bank Minnesota, N.A., each as custodian under a Custodial Agreement.

                "CUT-OFF DATE" means, with respect to the Pledged Mortgages, June 1, 1997.

                "CUT-OFF DATE PRINCIPAL BALANCE" means, as to any Pledged Mortgage, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

                "DEBT SERVICE REDUCTION" means, with respect to any Pledged Mortgage, a reduction in the Scheduled Payment for such Pledged Mortgage by a court of competent jurisdiction in a proceeding under the Bankruptcy Code which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

                "DEBT SERVICE REDUCTION PLEDGED MORTGAGE" means any Pledged Mortgage that became the subject of a Debt Service Reduction.

                "DEFECTIVE PLEDGED MORTGAGE" means any Pledged Mortgage required to be repurchased or substituted by Redwood pursuant to Section 2(a)(ii) or 2(c)(iv) hereof.

                "DEFICIENCY AMOUNT" means (i) for any Payment Date prior to the Stated Maturity, an amount equal to the sum of (x) the excess, if any, of the Interest Payment Amount over the Net Available Funds for such Payment Date and
(y) the Subordination Deficit, if any; (ii) for the Stated Maturity, an amount equal to the sum of (a) the excess, if any, of the Interest Payment Amount over the Net Available Funds for such Payment Date and (b) the excess, if any, of the Bond Principal Balance of the Bonds over Net Available Funds not used to pay the Interest Payment Amount for such Stated Maturity; and (iii) for any date on which the acceleration or redemption of the Bonds has been directed or consented to by MBIA pursuant to the Agreement, an amount equal to the excess, if any, of the sum of the Bond Principal Balance of the Bonds, together with accrued and unpaid interest thereon through the date of payment of such accelerated or redeemed Bonds, over the Net Available Funds for such Payment


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
Date; provided, that, for purposes of determining the Deficiency Amount, the Interest Payment Amount shall be calculated without regard or reference to the Weighted Average Net Mortgage Rate.

                "DEFICIENT VALUATION" means, with respect to any Pledged Mortgage, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Pledged Mortgage, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

                "DELETED PLEDGED MORTGAGE" has the meaning ascribed thereto in
Section 2(c)(iv) hereof.

                "DELINQUENT PLEDGED MORTGAGE" means any Pledged Mortgage as to which any Scheduled Payment is 60 days or more delinquent.

                "DEPOSIT TRUST AGREEMENT" means the Amended and Restated Deposit Trust Agreement, dated as of July 17, 1997, between the Company and the Owner Trustee, as such Deposit Trust Agreement may be amended or supplemented from time to time.

                "DISTRIBUTION ACCOUNT" means the Eligible Account or Accounts created and maintained with the Trustee pursuant to Section 8.02 of the Indenture, to which shall be remitted from time to time certain of the funds the Master Servicer has collected and deposited in the Bond Account with respect to the Pledged Mortgages, as required hereunder and under the Indenture.

                "DUE DATE" means, with respect to each Payment Date, the first day of the month preceding the month of such Payment Date.

                "DUE PERIOD" means, with respect to any Payment Date, the period beginning on the second day of the second preceding calendar month and ending on the Due Date in the month preceding the month of such Payment Date.


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
                "ELIGIBLE ACCOUNT" means any of (i) a segregated account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein and the long term debt obligations of which shall be rated AA or higher by S&P and Aa or higher by Moody's, or (ii) a segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity acceptable to each Rating Agency and MBIA, having capital and surplus not less than $100,000,000 or (iii) any other account acceptable to each Rating Agency and MBIA. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Master Servicer or the Trustee.

                "ESCROW ACCOUNT" means the Eligible Account or Accounts established and maintained pursuant to the applicable Servicing Agreement.

                "EXCESS CASH FLOW PRINCIPAL AMOUNT" means, for any Payment Date the lesser of (i) the Net Monthly Excess Cashflow, if any, for such Payment Date and (ii) the amount necessary, if any, after application of the Basic Principal Amount for such Payment Date, to reduce the Principal Amount of the Bonds to the Targeted Principal Balance for such Payment Date.

                "EXCESS PROCEEDS" means, with respect to any Liquidated Pledged Mortgage, the amount, if any, by which the sum of any Liquidation Proceeds of such Pledged Mortgage received in the calendar month in which such Pledged Mortgage became a Liquidated Pledged Mortgage, net of any amounts previously reimbursed to the Master Servicer or the related Servicer as Nonrecoverable Advance(s) with respect to such Pledged Mortgage pursuant to Section 3(f)(iii), exceeds (a) the unpaid principal balance of such Liquidated Pledged Mortgage as of the Due Date in the month in which such Pledged Mortgage became a Liquidated Pledged Mortgage plus (b) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not


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
reimbursed) to Bondholders up to the Due Date applicable to the Payment Date immediately following the calendar month during which such liquidation occurred.

                "FDIC" means the Federal Deposit Insurance Corporation, or any successor thereto.

                "FED FUNDS AVERAGE RATE" means for the Class A-2 Bonds, and for any Interest Accrual Period and the related Payment Date, the sum of each day's Fed Funds Rate (as defined herein) during the applicable Fed Funds Calculation Period, divided by the number of days in such Fed Funds Calculation Period.

                "FED FUNDS CALCULATION PERIOD" means, for each Interest Accrual Period will be Interest Accrual Period Payment Date, the period commencing on the 25th of the second month preceding such Interest Accrual Period and ending on the 24th day of the month preceding such Interest Accrual Period.

                "FED FUNDS RATE" means, for each Interest Accrual Period and each Fed Funds Interest Determination Date occurring therein, the per annum rate established in accordance with the provisions of Section 3(h)(ii) of this Agreement.

                "FED FUNDS BUSINESS DAY" means any day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation or executive order to close.

                "FED FUNDS INTEREST DETERMINATION DATE" shall have the meaning set forth in Section 3(h)(ii) of this Agreement.

                "FED FUNDS INTEREST RESET DATE" shall have the meaning set forth in Section 3(h)(ii) of this Agreement.

                "FHLMC" means the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

                "FIRREA" means the Financial Institutions Reform, Recovery and Enforcement Act of 1989.


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
                "FNMA" means the Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

                "INDENTURE" means the trust indenture, dated as of the date hereof, between the Issuer and the Trustee, as such Indenture may be amended or supplemented from time to time in accordance with its terms.

                "INDEPENDENT ACCOUNTANTS" shall have the meaning ascribed to such term under the Indenture.

                "INDEX" means, as to each Pledged Mortgage, the index from time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

                "INDEX PAGE" means Telerate Page 3750 or such other pages as may replace such page on that service for the purpose of displaying LIBOR quotations of major banks.

                "INSURANCE AGREEMENT" means the insurance agreement, dated as of July 1, 1997, between the Issuer, MBIA, Redwood, Sequoia, the Master Servicer and the Trustee.

                "INSURANCE POLICY" means, with respect to any Pledged Mortgage, any primary mortgage guaranty insurance policy or other insurance policy with respect to the Pledged Mortgages, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies (but shall not include the MBIA Policy).

                "INSURANCE PROCEEDS" means proceeds paid by an insurer pursuant to any Insurance Policy, other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

                "INSURED EXPENSES" means amounts applied out of payments made by an insurer under an Insurance Policy to the restoration of the related Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicing Agreement.

                "INSURED PAYMENT" has the meaning set forth in the MBIA Policy.

                "INSURER REIMBURSEMENT AMOUNT" means, as of any Payment Date, the sum of (i) all amounts previously paid by MBIA under the MBIA Policy which have not previously been reimbursed, (ii) all other amounts due to MBIA under the Insurance Agreement, other than the insurance premium and (iii) interest on the foregoing at the Late Payment Rate (as defined in the Insurance Agreement.)

                "INTEREST ACCRUAL PERIOD" means, with respect to each Class of Bonds and any Payment Date, the period commencing on the immediately preceding Payment Date (or, in the case of the first Interest Accrual Period, commencing on the Closing Date) and ending on the date immediately preceding such Payment Date.

                "INTEREST CONVERSION DATE" means, as to the Pledged Mortgages, the date on which the first Adjustment Date occurs.

                "INTEREST PAYMENT AMOUNT" means, as of any Payment Date, the sum of the Class A-1 Interest Payment Amount and the Class A-2 Interest Payment Amount.

                "INVESTOR CERTIFICATE" shall have the meaning ascribed thereto in the Deposit Trust Agreement.

                "LIBOR" means, for each Interest Accrual Period, the per annum rate established in accordance with the provisions of Section 3(h)(i) of this Agreement.

                "LIBOR BUSINESS DAY" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City.

                "LIBOR RATE DETERMINATION DATE" means the second LIBOR Business Day prior to the commencement of each Interest Accrual Period for the Class A-1 Bonds after the initial Interest Accrual Period.

                "LIQUIDATED PLEDGED MORTGAGE" means with respect to any Payment Date, a defaulted Pledged Mortgage (including any REO Property) which was liquidated in the second calendar month preceding the month of such Payment Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Pledged Mortgage including the final disposition of an REO Property.

                "LIQUIDATION PROCEEDS" means amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Pledged Mortgages, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Fees, Master Servicer Advances, Servicing Advances and Advances and net of any other unreimbursed expenses incurred in connection with liquidation or foreclosure.

                "LOAN-TO-VALUE RATIO" means, with respect to any Pledged Mortgage and as to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Pledged Mortgage at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

                "MANAGEMENT AGREEMENT" means the management agreement dated as of June 1, 1997 between the Issuer and Redwood, as Manager.

                "MANAGEMENT FEE" means the compensation payable to Redwood under the Management Agreement which shall equal $1,000 per month.

                "MARGIN" means as to each Pledged Mortgage, the percentage amount set forth on the related Mortgage Note which is to be added to the Index in calculating the Mortgage Rate thereon.

                "MASTER SERVICER" means Norwest Bank Minnesota, N.A., a national banking association, and its successors and assigns, in its capacity as master servicer hereunder.

                "MASTER SERVICER ADVANCE" means, an advance to be made by the Master Servicer with respect to any Payment Date pursuant to Section 5.

                "MASTER SERVICER ADVANCE DATE" means as to any Payment Date, the Business Day prior to such Payment Date.

                "MASTER SERVICING DEFAULT" means a master servicing default as described under Section 8(a) of this Agreement.

                "MASTER SERVICING FEE" means as to any Payment Date, the amount specified in Section 6(a) of this Agreement.

                "MAXIMUM RATE" means as to any Pledged Mortgage, the maximum rate set forth on the related Mortgage Note at which interest can accrue on such Pledged Mortgage.

                "MBIA" means MBIA Insurance Corporation, a stock insurance company organized and created under the laws of the State of New York and any successors thereto.

                "MBIA POLICY" means the irrevocable financial guaranty insurance policy (Policy No. 24483) issued by MBIA with respect to the Bonds.

                "MBIA PREMIUM" means with respect to each Payment Date, the premium payable to MBIA in accordance with Paragraph 1(a)(i), (b) and (c) of the MBIA Insurance Corporation Commitment To Issue A Financial Guaranty Insurance Policy dated July 29, 1997.

                "MBIA PREMIUM RATE" means the rate per annum set forth in the Insurance Agreement.

                "MINIMUM RATE" means as to any Pledged Mortgage, the minimum rate set forth on the related Mortgage Note at which interest can accrue on such Pledged Mortgage.

                "MOODY'S" means Moody's Investors Service, Inc., or any successor thereto. If Moody's is designated as a Rating Agency in the Indenture, for purposes of Section 9(c) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention:
Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Issuer and the Master Servicer.

                "MORTGAGE" means the mortgage, deed of trust or other instrument creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

                "MORTGAGE DOCUMENTS" mean the mortgage documents pertaining to a particular Pledged Mortgage and delivered to the related Custodian pursuant to this Agreement and the related Custodial Agreement.

                "MORTGAGE LOAN PURCHASE AGREEMENT" means the mortgage loan purchase agreement dated as of June 1, 1997 among Redwood, Sequoia and the Issuer.

                "MORTGAGE NOTE" means the original executed note or other evidence of indebtedness evidencing the indebtedness of a Mortgagor under a Pledged Mortgage.

                "MORTGAGE RATE" means the annual rate of interest borne by a Mortgage Note from time to time.

                "MORTGAGED PROPERTY" means the underlying property securing a Pledged Mortgage.

                "MORTGAGOR" means the obligor(s) on a Mortgage Note.

                "NET AVAILABLE FUNDS" means, for any Payment Date the Available Funds for such Payment Date less the Management Fee and the MBIA Premium.

                "NET MONTHLY EXCESS CASHFLOW" means for any Payment Date the amount of Net Available Funds, if any, remaining after payment of (i) the Interest Payment Amount, (ii) any outstanding Bondholders' Interest Carryover,
(iii) the Basic Principal Amount and (iv) the Insurer Reimbursement Amount.

                "NET MORTGAGE RATE" means, as to any Pledged Mortgage and Payment Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Payment Date reduced by the related Expense Fee Rate.

                "NON-RFC WITHDRAWAL DATE" means, as to any Payment Date, the fifth Business Date prior to such Payment Date.

                "NONRECOVERABLE ADVANCE" means any portion of an Advance, Servicing Advance or Master Servicer Advance previously made or proposed to be made by the Master Servicer or the related Servicer, as the case may be, that, in the good faith judgment of the Master Servicer or such Servicer, will not be ultimately recoverable from the related Mortgagor, related Liquidation Proceeds or otherwise.

                "OFFICER'S CERTIFICATE" means a certificate (i) signed by the Chairman of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Master Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Trustee and MBIA as required by this Agreement.

                "OPINION OF COUNSEL" means a written opinion of counsel, who may be counsel for a Servicer, the Master Servicer or the Issuer, as applicable, including, in-house counsel, reasonably acceptable to the Trustee and MBIA. Except as specifically provided herein, no Opinion of Counsel shall be at the expense of the Master Servicer.

                "ORIGINAL CLASS A-1 PRINCIPAL AMOUNT" means $334,347,000.

                "ORIGINAL CLASS A-2 PRINCIPAL AMOUNT" means $200,000,000.

                "ORIGINAL PLEDGED MORTGAGE" means the Pledged Mortgage refinanced in connection with the origination of a Refinancing Pledged Mortgage.

                "ORIGINAL POOL PRINCIPAL BALANCE" means the Pool Principal Balance as of the Cut-off Date which is equal to $543,050,415.20.

                "OTS" means the Office of Thrift Supervision.

                "OUTSTANDING" shall have the meaning ascribed thereto in the Indenture.

                "OUTSTANDING PLEDGED MORTGAGE" means, as of any Due Date, a Pledged Mortgage with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Pledged Mortgage prior to such Due Date.

                "OWNER TRUSTEE" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as Owner Trustee under the Deposit Trust Agreement, until a successor Person shall have become the Owner Trustee pursuant to the applicable provisions of the Deposit Trust Agreement, and thereafter "Owner Trustee" shall mean such successor Person.

                "PAYMENT DATE" means, with respect to the Bonds and the Investor Certificate, the 4th day of each calendar month after the initial issuance of the Bonds and the Investor Certificate or, if such 4th day is not a Business Day, the next succeeding Business Day, commencing in August 1997.

                "PERIODIC RATE CAP" means, as to any Pledged Mortgage and any Adjustment Date, the maximum allowable percent increase to the related Mortgage Rate on any such Adjustment Date, as specified in the related Mortgage Note.

                "PERMITTED INVESTMENTS" means, at the time, any one or more of the following obligations and securities.

                (i) obligations of the United States or any agency thereof, provided such obligations are backed by the full faith and credit of the United States;

                (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency;

                (iii) commercial paper which is then receiving the highest commercial paper rating of each Rating Agency;

                (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's Investors Service, Inc. ("Moody's") is a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities;

                (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent such deposits are fully insured by the FDIC;

                (vi) repurchase obligations with respect to any security described in clauses (i) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

                (vii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which have the highest rating of each Rating Agency (except if the Rating Agency is Moody's, such rating shall be the highest commercial paper rating of Moody's for any such securities);

                (viii) interests in any money market fund which invests only in other Permitted Investments which at the date of acquisition of the interests in such fund and throughout the time such interests are held in such fund has the highest applicable rating by each applicable Rating Agency;

                (ix) short term investment funds which invest only in other Permitted Investments sponsored by any trust company or national banking association incorporated under the laws of the United States or any state thereof which are rated by each applicable Rating Agency in their respective highest applicable rating category;

                (x) such other investments having a specified stated maturity and bearing interest or sold at a discount acceptable to MBIA and to each applicable Rating Agency as will not result in a change in the rating (without regard to the existence of the MBIA Policy) then assigned to the Bonds by each Rating Agency, as evidenced by a signed writing delivered by each Rating Agency; and

                (xi) any mutual fund, money market funds, common trust fund or other pooled investment vehicle, the assets of which are limited to instruments that otherwise would constitute Permitted Investments hereunder, including any fund managed by the Master Servicer or any affiliate of the Master Servicer or any fund to which the Master Servicer or any affiliate of the Master Servicer acts as an advisor, provided that such fund has the highest applicable rating by each Rating Agency, provided, that no such instrument shall be a Permitted Investment if (i) such instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument or (ii) such instrument would require the Issuer to register as an investment company under the Investment Company Act of 1940, as amended.

                "PERSON" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

                "PLEDGED MORTGAGE" means such of the mortgage loans granted by the Issuer to the Trustee under the Indenture as security for the Bonds, as from time to time are held as part of the Trust Estate (including any REO Property), the mortgage loans so held being identified in the Schedule of Pledged Mortgages, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

                "POOL PRINCIPAL BALANCE" means, with respect to any Payment Date, the aggregate of the Stated Principal Balances of the Pledged Mortgages which were Outstanding Pledged Mortgages on the Due Date in the month preceding the month of such Payment Date.

                "POOL PRINCIPAL BALANCE AS OF JULY 1, 1997" means
$527,419,918.26.

                "PREPAYMENT INTEREST SHORTFALL" means, as to any Payment Date, Pledged Mortgage and Principal Prepayment, the amount, if any, by which one month's interest at the related Mortgage Rate on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

                "PREPAYMENT PERIOD" means, as to any Payment Date, the second calendar month preceding the month of such Payment Date.

                "PRIMARY INSURANCE POLICY" means each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Pledged Mortgage.

                "PRINCIPAL BALANCE" shall have the meaning ascribed thereto in the Indenture.

                "PRINCIPAL DISTRIBUTABLE AMOUNT" means, for any Payment Date, the sum of:

                (i) the principal portion of all Scheduled Payments on the Pledged Mortgages received or advanced (whether pursuant to a Servicer Advance or a Master Servicing Advance) on the Pledged Mortgages with respect to the related Due Date;

                (ii) the principal portion of Purchase Prices and all Substitution Adjustment Amounts paid by Redwood or the Company or in respect of any Converted Pledged Loan, paid by the Servicer or any other Person purchasing such loan, in each case received on or prior to the related Withdrawal Date, to the extent not part of the Principal Distributable Amount for any previous Payment Date; and

                (iii) the principal portion of all other unscheduled collections received during the second preceding calendar month (or deemed to be received during such month) (including, without limitation, full and partial principal prepayments made by the respective Mortgagors, Liquidation Proceeds and Insurance Proceeds), to the extent not previously distributed.

                "PRINCIPAL PAYMENT AMOUNT" means for any Payment Date the sum of the Basic Principal Amount, the Excess Cash Flow Principal Amount and the amount of any Insured Payment made with respect to a Subordination Deficit, if any; provided however, in no event (and regardless of the amount of Net Available Funds for such Payment Date) shall the Principal Payment Amount (i) for any Payment Date, be less than the excess, if any, of the Principal Balance of the Bonds immediately prior to such Payment Date over the Pool Principal Balance with respect to such Payment Date and, (ii) for the Stated Maturity, be less than the Principal Balance of the Bonds; and provided, further, that in no event will the Principal Payment Amount with respect to any Payment Date be greater than the then outstanding Principal Balance of the Bonds.

                "PRINCIPAL PREPAYMENT" means any payment of principal by a Mortgagor on a Pledged Mortgage that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

                "PRINCIPAL PREPAYMENT IN FULL" means any Principal Prepayment made by a Mortgagor of the entire principal balance of a Pledged Mortgage.

                "PROSPECTUS SUPPLEMENT" means the Prospectus Supplement dated July 25, 1997 relating to the Bonds.

                "PUD" means Planned Unit Development.

                "PURCHASE PRICE" means, with respect to the purchase of any Pledged Mortgage from the Issuer an amount equal to the sum of (i) 100% of the unpaid principal balance of the Pledged Mortgage on the date of such purchase, and (ii) accrued interest thereon at the applicable Mortgage Rate from the date through which interest was last paid by the Mortgagor to the Due Date in the month prior to the month in which the Purchase Price is to be distributed to Bondholders.

                "QUALIFIED INSURER" means a mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Pledged Mortgage must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

                "RFC" means Residential Funding Corporation, a Servicer under a Servicing Agreement, including any successor servicer under such Servicing Agreement.

                "RFC WITHDRAWAL DATE" means, with respect to Payment Date, one Business Day prior to such Payment Date.

                "RATING AGENCY" shall mean each of the Rating Agencies specified in the Indenture. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Issuer and acceptable to MBIA, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

                "REALIZED LOSS" means, with respect to each Liquidated Pledged Mortgage, an amount (not less than zero or more than the

Stated Principal Balance of the Liquidated Pledged Mortgage) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Pledged Mortgage as of the date of such liquidation, plus (ii) interest at the Adjusted Net Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Bondholders up to the Due Date in the month prior to the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Pledged Mortgage from time to time, minus (iii) the Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Adjusted Net Mortgage Rate and to principal of the Liquidated Pledged Mortgage. With respect to each Pledged Mortgage which has become the subject of a Deficient Valuation, if the principal amount due under the related Mortgage Note has been reduced, the difference between the principal balance of the Pledged Mortgage outstanding immediately prior to such Deficient Valuation and the principal balance of the Pledged Mortgage as reduced by the Deficient Valuation. With respect to each Pledged Mortgage which has become the subject of a Debt Service Reduction and any Payment Date, the amount, if any, by which the principal portion of the related Scheduled Payment has been reduced.

                "REDWOOD" means Redwood Trust, Inc.

                "REFINANCING PLEDGED MORTGAGE" means any Pledged Mortgage originated in connection with the refinancing of an existing mortgage loan.

                "RELIEF ACT" means the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

                "RELIEF ACT REDUCTIONS" means, with respect to any Payment Date and any Pledged Mortgage as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Pledged Mortgage for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

                "REO PROPERTY" means a Mortgaged Property acquired by the Trust Estate through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Pledged Mortgage.

                "REPLACEMENT PLEDGED MORTGAGE" means a Pledged Mortgage substituted for a Deleted Pledged Mortgage which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form attached to the related Custodial Agreement, (i) have a principal balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 20% less than, the Stated Principal Balance of the Deleted Pledged Mortgage; (ii) be accruing interest at a rate no lower than and not more than 1.0% per annum higher than, that of the Deleted Pledged Mortgage and bear interest based on an Index that is Libor or U.S. treasury based; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Pledged Mortgage; (iv) have a Mortgage Rate not lower than, and not more than 1.0% per annum higher than that of the Deleted Pledged Mortgage; (v) have a remaining term to maturity no greater than (and not more than 36 months less than that of the Deleted Pledged Mortgage; and (vi) comply with each representation and warranty set forth in Schedule III hereto.

                "REQUEST FOR RELEASE" means the Request for Release submitted by a Servicer or Redwood to the Trustee, substantially in one of the forms attached to the related Custodial Agreement, as appropriate.

                "REQUIRED INSURANCE POLICY" means with respect to any Pledged Mortgage, any insurance policy that is required to be maintained from time to time under the related Servicing Agreement.

                "SAIF" means the Savings Association Insurance Fund, or any successor thereto.

                "S&P" means Standard & Poor's Ratings Services, a division of McGraw-Hill Inc. If S&P is designated as a Rating Agency in the Indenture, for purposes of Section 9(c) the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004,
Attention:

Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Issuer and the Master Servicer.

                "SCHEDULE OF PLEDGED MORTGAGES" means the schedule attached hereto as Schedule I listing the Pledged Mortgages to be master serviced by the Master Servicer pursuant to this Agreement (as from time to time amended by the Issuer to reflect the addition of Replacement Pledged Mortgages and the deletion of Deleted Pledged Mortgages pursuant to the provisions of this Agreement and
Section 8.04 of the Indenture) pledged to the Trustee as part of the Trust Estate and from time to time subject to this Agreement and the Indenture, setting forth the following information with respect to each Pledged Mortgage:

                (i)     the loan number;

                (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

                (iii)   the maturity date;

                (iv)    the original principal balance;

                (v)     the Original Pool Principal Balance;

                (vi)    the first payment date of the Pledged Mortgage;

                (vii)   the Scheduled Payment in effect as of the Cut-off Date;

                (viii)  the Loan-to-Value Ratio at origination;

                (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

                (x) a code indicating whether the residential dwelling is either (a) a detached single family dwelling, (b) attached single family dwelling, (c) a dwelling in a PUD, (d) a condominium unit, (e) a two- to four-unit residential property or (f) a Cooperative Unit;

                (xi)    the Mortgage Rate in effect as of the Cut-off Date;

                (xii)   the Servicing Fee Rate;

                (xiii)  the Maximum Rate and the Minimum Rate;

                (xiv)   the Periodic Rate Cap;

                (xv)    the Adjustment Date;

                (xvi)   the Margin;

                (xvii)  the purpose for the Pledged Mortgage; and

                (xviii) the type of documentation program pursuant to which the Pledged Mortgage was originated.

                Such schedule shall also set forth (a) the total of the amounts described under (iv) and (vii) above and (b) the weighted average, weighted on the basis of the Original Pool Principal Balance, of the amounts described under
(xi) and (xii) above, in each case for all of the Pledged Mortgages.

                "SCHEDULED PAYMENT" means the scheduled monthly payment on a Pledged Mortgage due on any Due Date allocable to principal and/or interest on such Pledged Mortgage which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Pledged Mortgage.

                "SEQUOIA" means Sequoia Mortgage Funding Corporation, a Delaware corporation, and its successors and assigns.

                "SERVICER" means any person with which Redwood has entered into a Servicing Agreement.

                "SERVICING ACCOUNT" means the separate Eligible Account or Accounts created and maintained pursuant to each Servicing Agreement.

                "SERVICING ADVANCES" means all customary, reasonable and necessary "out of pocket" costs and expenses incurred in the performance by a Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) any enforcement or judicial proceedings, including foreclosures, and (iii) the management and liquidation of any REO Property.

                "SERVICING AGREEMENT" means any agreement between Redwood and the related Servicer relating to servicing and/or administration of certain Pledged Mortgages as provided in Schedule V.

                "SERVICING FEE" means, as to each Pledged Mortgage and any Payment Date, an amount equal to one month's interest at the applicable Servicing Fee Rate on the Stated Principal Balance of such Pledged Mortgage.

                "SERVICING FEE RATE" means, with respect to any Pledged Mortgage, the per annum rate set forth in the Schedule of Pledged Mortgages for such Pledged Mortgage.

                "SERVICING OFFICER" means any officer of the Master Servicer or any Servicer involved in, or responsible for, the administration and servicing of the Pledged Mortgage whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee and MBIA by the Master Servicer or any Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

                "SERIOUS DELINQUENCIES" means for any Payment Date, the average for the immediately preceding six calendar months of, with respect to each Due Period, the percentage equivalent of a fraction, the numerator of which is the sum of the aggregate principal balances (without duplication) of (i) Pledged Mortgages which are 90 or more days delinquent, (ii) Pledged Mortgages in bankruptcy and 90 or more days delinquent, (iii) Pledged Mortgages in foreclosure plus (iv) Pledged Mortgages relating to REO Properties and the denominator of which is the Pool Principal Balance.

                "SPECIFIED OVERCOLLATERALIZATION AMOUNT" means:

        (a) For any Payment Date occurring during the period commencing on the Closing Date and ending on the earlier of the thirtieth Payment Date following the Closing Date and the Payment Date upon which the Pool Principal Balance is less than or equal to one-half of the Pool Principal Balance as of July 1, 1997, the Specified Overcollateralization Amount means the greater of:

                (i)     the Base Specified Overcollateralization Amount; and

                (ii) 50% of the product of (a) Serious Delinquencies and (b) the Pool Principal Balance;

        (b) If, prior to the thirtieth Payment Date following the Closing Date, the Pool Principal Balance is less than or equal to one-half of the Pool Principal Balance as of July 1, 1997, the Specified Overcollateralization Amount until the thirtieth Payment Date means the greater of:

                (i) 50% of the product of (a) Serious Delinquencies and (b) the Pool Principal Balance; and

                (ii)    the lesser of (i) the Base Specified
        Overcollateralization Amount, and (ii) the greater of (a) the product of
        (x) two (2) times the Target Percentage and (y) the Pool Principal Balance as of the applicable Payment Date and (b) the product of (a) the Serious Delinquencies and (b) the Pool Principal Balance;

                (iii) an amount equal to 0.50% of the Original Pool Principal Balance;

        (c) For any Payment Date occurring after the thirtieth Payment Date following the Closing Date the Specified Overcollateralization Amount means the greater of:

                (i)     the lesser of (A) the Base Specified
        Overcollateralization Amount and (B) the product of (x) two times the Target Percentage and (y) the Pool Principal Balance as of the applicable Payment Date;

                (ii) 50% of the product of (a) Serious Delinquencies and (b) the Pool Principal Balance; and

                (iii) an amount equal to 0.50% of the Original Pool Principal Balance.

                "STATED MATURITY" shall have the meaning ascribed thereto in the Indenture.

                "STATED PRINCIPAL BALANCE" means, as to any Pledged Mortgage and Due Date, the unpaid principal balance of such Pledged Mortgage as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Pledged Mortgage) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

                "SUBORDINATION DEFICIT" means, with respect to a Payment Date, the amount, if any, by which (x) the aggregate Principal Balance of the Bonds as of such Payment Date, and following the making of all payments to be made on such Payment Date (except for any payment to be made as to principal from proceeds of the MBIA Policy), exceeds (y) the Pool Principal Balance with respect to such Payment Date.

                "SUBSTITUTION ADJUSTMENT AMOUNT" has the meaning ascribed to such term pursuant to Section 2(c)(iv).

                "TARGET PERCENTAGE" means 1.65%.

                "TARGETED PRINCIPAL BALANCE" means for any Payment Date the Principal Amount of the Bonds that is equal to (x) the Pool Principal Balance with respect to such Payment Date minus (y) the Specified Overcollateralization Amount for such Payment Date.

                "TRUST ESTATE" shall have the meaning ascribed to such term in the Indenture.

                "TRUST RECEIPT" means, as applicable, either the Initial Trust Receipt in the form of Exhibit One-A to a Custodial Agreement or the Final Trust Receipt in the form of Exhibit One-B to a Custodial Agreement.

                "TRUSTEE MORTGAGE FILE" means, with respect to each Pledged Mortgage, the original documents and instruments relating thereto to be retained in the custody and possession of the related Custodian pursuant to the related Custodial Agreement.

                "WEIGHTED AVERAGE NET MORTGAGE RATE" means, as to any Payment Date, the weighted average of the Net Mortgage Rates weighted on the basis of the Stated Principal Balances of the Pledged Mortgages as of the related Due Date.

                "WITHDRAWAL DATE" means, with respect to a Payment Date, either the Non-RFC Withdrawal Date or the RFC Withdrawal Date.

2.      Mortgage Documents.

        (a)     Custodian to Retain Possession of Documents.

                (i) Concurrently with the execution and delivery hereof, the Issuer has pledged, transferred and assigned to the Trustee for the benefit of the Bondholders and MBIA, as collateral for the payment of principal and interest on the Bonds, all right, title and interest of the Issuer in and to the Trust Estate for the Bonds, including the Pledged Mortgages. Prior to or contemporaneous with the execution of this Agreement, or within the applicable time periods specified below, the Issuer shall have delivered or caused to be delivered to the applicable Custodian, with respect to each Pledged Mortgage all originals of the Mortgage Documents and any other instruments relating thereto specified in the related Custodial Agreements, including each item in the Trustee Mortgage File.

                In the event that in connection with any Pledged Mortgage the Issuer cannot deliver (i) the original recorded Mortgage, (ii) all interim recorded assignments or (iii) the lender's title policy (together with all riders thereto) satisfying the requirements set forth in the Custodial Agreements, concurrently with the execution and delivery hereof, the Issuer shall promptly deliver to the applicable Custodian, in accordance with the terms and conditions of the related Custodial Agreement, (x) in the case of such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Pledged Mortgage and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, (y) in the case of such title policy, no later than 120 days following the Closing Date; provided, however, that in the event the Issuer is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Issuer shall deliver such documents to the related Custodian as promptly as possible upon receipt thereof and, in any event, within 180 days following the Closing Date. The Issuer shall forward or cause to be forwarded to the related Custodian (a) from time to time additional original documents evidencing an assumption or modification of a Pledged Mortgage and (b) any other documents required to be delivered by the Issuer to a Custodian. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Pledged Mortgage the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Issuer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Issuer shall deliver to the related Custodian a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

                With respect to Redwood's obligation to deliver the Trustee Mortgage File for each Pledged Mortgage pursuant to Section 3 of the Mortgage Loan Purchase Agreement, as promptly as practicable subsequent to such pledge, transfer and assignment, and in any event within thirty (30) days thereafter, Redwood shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and
(iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which Redwood has not received the information required to prepare such assignment in recordable form, Redwood's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and Redwood need not cause to be recorded any assignment which relates to a Pledged Mortgage in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel, from local counsel, delivered by Redwood (at Redwood's expense) to the Trustee and MBIA in accordance with Section 3.11 of the Indenture, the recordation of such assignment is not necessary to protect the Trustee's and the Bondholders' and MBIA's interest in the related Pledged Mortgage; provided, however, notwithstanding the delivery of any legal opinions, each assignment of Mortgage shall be recorded upon the earliest to occur of (i) the direction by MBIA, (ii) the occurrence of a Master Servicing Default hereunder or a default of under the Indenture, or (iii) any bankruptcy, insolvency or foreclosure with respect to the related Mortgagor.

                In the case of Pledged Mortgages that have been prepaid in full as of the Closing Date, the Issuer, in lieu of delivering the above documents to the related Custodian, will deposit in the Bond Account the portion of such payment that is required to be deposited in the Bond Account pursuant to Section 3(f).

                Until the Bonds have been paid in full and the Issuer has otherwise fulfilled its obligations under the Indenture, the Custodian shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth in the Indenture and this Agreement.

                (ii) On the Closing Date, the Trustee shall receive a Trust Receipt from each Custodian, whereby the Custodian acknowledges receipt of the documents identified the applicable Trust Receipt and declares that it holds and will hold such documents and the other documents delivered to it constituting the Trustee Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Estate, in trust for the exclusive use and benefit of the Trustee on behalf of all present and future Bondholders and MBIA. The related Custodian acknowledges that it will maintain possession of the Mortgage Notes in the State(s) provided in the applicable Custodial Agreement, unless otherwise permitted by the Trustee, the Rating Agencies and MBIA.

                Each Custodian has agreed, pursuant to the related Custodial Agreement, to execute and deliver on the Closing Date to the Issuer, MBIA and the Trustee a Trust Receipt constituting an initial such receipt in the form attached to the related Custodial Agreement. Based on its review and examination required by and in accordance with the applicable Custodial Agreement, and only as to the documents identified in such Initial Certification, the related Custodian acknowledges that such documents appear regular on their face and relate to such Pledged Mortgage; provided that the related Custodian shall be under no obligation to ascertain that, except as therein provided, any information set forth in said schedule is accurate. Neither the Trustee nor the related Custodian shall be under any duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

                Not later than 180 days after the Closing Date, the Custodian shall deliver to the Issuer, the Insurer and the Trustee the applicable Trust Receipt, with any applicable exceptions noted thereon.

                If, in the course of such review, a Custodian finds any document constituting a part of a Trustee Mortgage File which does not meet the requirements of the applicable Custodial Agreement, such Custodian shall list such as an exception in the Final Certification; provided, however, that such Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) that any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. Redwood shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if Redwood does not correct or cure such defect within such period, Redwood shall either (a) substitute for the related Pledged Mortgage a Replacement Pledged Mortgage, which substitution shall be accomplished in the manner and subject to the conditions set forth in
Section 2(c)(iv), or (b) purchase such Pledged Mortgage from the Trustee within 60 days from the date Redwood was notified of such defect in writing at the Purchase Price of such Pledged Mortgage. Any such substitution pursuant to (a) above shall not be effected prior to the delivery to the Custodian of a Request for Release. The Purchase Price for any such Pledged Mortgage purchased pursuant to clause (b) shall be deposited by Redwood in the Bond Account on or prior to the applicable Withdrawal Date in the month following the month of purchase and, upon receipt of such deposit and the related Request for Release, the related Custodian shall release the related Trustee Mortgage File to Redwood and shall execute and deliver at Issuer's request such instruments of transfer or assignment prepared by the Issuer and the Trustee, in each case without recourse, as shall be necessary to vest in Redwood, or a designee, the Issuer's and the Trustee's interest in any Pledged Mortgage released pursuant hereto.

                Each Custodian shall retain possession and custody of each Trustee Mortgage File in accordance with and subject to the terms and conditions set forth in the related Custodial Agreement. The Issuer or the Trustee shall promptly deliver to the related Custodian, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Trustee Mortgage File as come into the possession of the respective Issuer or Trustee from time to time.

                It is understood and agreed that the obligation of Redwood to substitute for or to purchase any Pledged Mortgage which does not meet the requirements set forth in the related Custodial Agreement shall constitute the sole remedy respecting such defect available to the Trustee and any Bondholder against Redwood.

        (b)     Custodian to Cooperate; Release of Trustee Mortgage Files.

                Upon the payment in full of any Pledged Mortgage, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, or for any other servicing procedure to be performed in connection with a Pledged Mortgage, the related Servicer will immediately notify the Trustee by delivering, or causing to be delivered, a Request for Release, all in accordance with Section 8.08(c) of the Indenture. Upon receipt of such request, the Trustee shall promptly notify the related Custodian, who will release the related Trustee Mortgage File to the Servicer in accordance with the terms of the applicable Custodial Agreement. Subject to the further limitations set forth below, the related Servicer shall cause the Trustee Mortgage File or documents so released to be returned to the Trustee when the need therefor by the related Servicer no longer exists, unless the Pledged Mortgage is liquidated and the proceeds thereof are deposited in the Bond Account, in which case the related Servicer shall deliver to the Trustee a Request for Release, signed by a Servicing Officer of the related Servicer.

                If the related Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by the related Servicing Agreement, the related Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

        (c) Representations, Warranties and Covenants of the Issuer, Redwood and the Master Servicer.

                (i) Norwest Bank Minnesota, N.A., in its capacity as Master Servicer, hereby makes the representations and warranties set forth in
        Schedule II hereto, and by this reference incorporated herein, to the Issuer, MBIA and the

        Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

                (ii)    Redwood hereby represents, warrants and agrees that:

        (A) the representations and warranties as set forth in Schedule III hereto, and by this reference incorporated herein to the Issuer, MBIA and the Trustee, are true and correct as of the Closing Date, or if so specified therein, as of the Cutoff Date;

        (B) the execution, delivery and performance of this Agreement by it are within its powers and have been duly authorized by all necessary action on its part;

        (C) the execution, delivery and performance of this Agreement will not violate or conflict with (i) its charter or bylaws, (ii) any resolution or other corporate action by it, (iii) any decisions, statutes, ordinances, rulings, directions, rules, regulations, orders, writs, decrees, injunctions, permits, certificates or other requirements of any court or other governmental or public authority in any way applicable to or binding upon it, and (iv) will not result in or require the creation, except as provided or contemplated by this Agreement, of any lien, mortgage, pledge, security interest, charge or encumbrance of any kind upon the Pledged Mortgages; and

        (D) this Agreement has been duly executed by it and is its legally valid and binding obligation, enforceable against it in accordance with this Agreement's terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally, and by general principles of equity.

                        (iii) The Issuer hereby makes the representations and warranties set forth in Schedule IV hereto, and by this reference incorporated herein, to the Trustee and the Master Servicer, as of the Closing Date.

                        (iv) Upon discovery by any of the parties hereto or MBIA, of a breach of a representation or warranty (without regard to any limitation regarding the knowledge of Redwood contained therein) described in Section 2(c)(ii) that materially and adversely affects the value of any Pledged Mortgage or the interests of the Bondholders or MBIA in any Pledged Mortgage, the party discovering such breach shall give prompt notice thereof to the other parties and MBIA. Redwood hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty (without regard to any limitation regarding the knowledge of Redwood contained therein) made pursuant to Section 2(c)(ii) which materially and adversely affects the value of any Pledged Mortgage or the interests of the Bondholders or MBIA, in any Pledged Mortgage, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) remove such Pledged Mortgage (a "Deleted Pledged Mortgage") from the Trust Estate and substitute in its place a Replacement Pledged Mortgage, in the manner and subject to the conditions set forth in this Section 2(c); or (ii) purchase the affected Pledged Mortgage or Pledged Mortgages from the Issuer with the Trustee releasing its lien thereon at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee of a Request for Release, and the Trustee Mortgage File for any such Replacement Pledged Mortgage. Redwood shall promptly reimburse the Trustee or MBIA for any expenses reasonably incurred by the Trustee or MBIA in respect of enforcing the remedies for such breach.

                With respect to the representations and warranties described in this Section 2(c) which are made to the best of Redwood's knowledge, if it is discovered by either the Issuer or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of any Pledged

        Mortgage, the interests of the Bondholders or MBIA therein, notwithstanding Redwood's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

                With respect to any Replacement Pledged Mortgage or Mortgages, Redwood shall deliver to the Custodian for the benefit of the Bondholders and MBIA the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by the Custodial Agreements with the Mortgage Note endorsed and the Mortgage assigned as required by Custodial Agreement. No substitution is permitted to be made in any calendar month after the Withdrawal Date for such month. Scheduled Payments due with respect to Replacement Pledged Mortgages in the month of substitution shall not be part of the Trust Estate and will be retained by Redwood on the next succeeding Payment Date. For the Second Payment Date following the month of substitution, Available Funds will include the monthly payment due on any Deleted Pledged Mortgage for such month and thereafter Redwood shall be entitled to retain all amounts received in respect of such Deleted Pledged Mortgage.

                Redwood shall amend the Schedule of Pledged Mortgages for the benefit of the Bondholders and MBIA to reflect the removal of such Deleted Pledged Mortgage or Mortgages and the substitution of the Replacement Pledged Mortgage or Mortgages and the Issuer shall deliver the amended Schedule of Pledged Mortgages to the Trustee and MBIA. Upon such substitution, the Replacement Pledged Mortgage or Mortgages shall be subject to the terms of this Agreement in all respects, and Redwood shall be deemed to have made with respect to such Replacement Pledged Mortgage or Mortgages, as of the date of substitution, the representations and warranties made pursuant to Section 2(c)(ii) with respect to such Pledged Mortgage or Mortgages. Upon any such substitution and the deposit to the Bond Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall cause the release of the Trustee Mortgage File held by the applicable Custodian for the benefit of the Bondholders and MBIA relating to such Deleted Pledged Mortgage or Mortgages to Redwood and shall execute and deliver at Redwood's direction such instruments of transfer or assignment prepared by Redwood, in each case without recourse, as shall be necessary to vest title in Redwood, the Issuer's and the Trustee's interest in any Deleted Pledged Mortgage or Mortgages substituted for pursuant to this Section 2(c).

                For any month in which Redwood substitutes one or more Replacement Pledged Mortgages for one or more Deleted Pledged Mortgages, Redwood will determine the amount (if any) by which the aggregate principal balance of all such Replacement Pledged Mortgages as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Pledged Mortgages (after application of the scheduled principal portion of the monthly payments due in the month of substitution). The amount of such shortage (the "Substitution Adjustment Amount") shall be deposited into the Bond Account by Redwood on or before the related Withdrawal Date for the Payment Date in the month succeeding the calendar month during which the related Pledged Mortgage became required to be purchased or replaced hereunder.

                In the event that Redwood shall have purchased a Pledged Mortgage, the Purchase Price therefor shall be deposited in the Bond Account pursuant to Section 3(f) and in compliance with the provisions of Section 8.04 of the Indenture before the related Withdrawal Date for the Payment Date in the month following the month during which the Issuer became obligated hereunder to purchase or replace such Pledged Mortgage and upon such deposit of the Purchase Price and receipt of a Request for Release in the form attached to the related Custodial Agreement, the Trustee shall cause the release of the related Trustee Mortgage File held by the applicable Custodian for the benefit of the Bondholders and MBIA to Redwood, and the Trustee shall execute and deliver at Redwood's direction such instruments of transfer or assignment prepared by Redwood, in each case without recourse, as shall be necessary to transfer title from the Issuer and release of the Trustee's lien thereon pursuant to Sections 8.08(c) and 8.12 of the Indenture. It is understood and agreed that the obligation under this

        Agreement of Redwood to cure, purchase or replace any Pledged Mortgage as to which a breach has occurred and is continuing shall constitute the sole remedy against Redwood respecting such breach available to Bondholders or the Trustee on their behalf; provided, however, that Redwood will indemnify the Issuer and the Insurer for any damages caused by the breach of either of the following two representations: (1) none of the Pledged Mortgages are "consumer credit contracts" or "purchase money loans" for goods or services as such terms are defined in 16 C.F.R section 433.1 and (2) none of the Pledged Mortgages are "mortgages" as such term is defined in 15 U.S.C. 1602(aa).

                The representations and warranties made pursuant to this Section 2(c) shall survive delivery of the respective Trustee Mortgage Files to the Custodian for the benefit of the Bondholders and MBIA, provided, however, that those made pursuant to Section 2(c)(ii)(A) shall not be assignable by the Trustee without Redwood's express written permission.

        (d)     Covenants of the Master Servicer.

        The Master Servicer hereby covenants to the Issuer and the Trustee as follows:

                (i) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of MBIA under the MBIA Policy; and

                (ii) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Issuer, any affiliate of the Issuer, MBIA or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.

3.      General Duties of the Master Servicer.

        (a)     Master Servicer to Master Service Pledged Mortgages.

                The parties agree that, subject to the provisions of Section 8 hereof, the Master Servicer shall master service the Pledged Mortgages in accordance with the terms of this Agreement. In that regard, the Master Servicer shall supervise, administer, monitor and oversee the servicing of the Mortgage Loans by each Servicer pursuant to the terms of its Servicing Agreement, on behalf of the Issuer and the Trustee and for the benefit of the Bondholders and MBIA, in accordance with this Agreement and applicable laws and regulations and giving due consideration to customary and usual standards of practice of prudent mortgage lenders and master servicers. In addition, the Master Servicer shall
(i) oversee and consult with each Servicer as appropriate from time to time to fulfill the Master Servicer's obligations hereunder, (ii) receive, review and evaluate all reports, information and other data and documents provided to the Master Servicer by each Servicer and (iii) otherwise exercise its best efforts, as more fully set forth in Section 3(b), to cause each Servicer to perform and observe the covenants, obligations and conditions required to be performed under its Servicing Agreement.

        (b)     Servicing; Enforcement of the Obligations of Servicers.

                (i) Redwood has entered into or is the assignee of the Servicing Agreements listed on Schedule V hereto, and on the Closing Date it assigned all of its rights, title and interest in and to such Servicing Agreements to the Issuer. The Issuer, the Trustee and the Bondholders, by their purchase and acceptance of the Bonds, acknowledge and agree that the Pledged Mortgages shall be serviced by the Servicers in accordance with the terms and provisions of the Servicing Agreements and authorize the Master Servicer to enforce the Servicing Agreements pursuant to the terms of this Agreement. Redwood has (i) provided to each Servicer notice of the assignment of the related Servicing Agreement to the Issuer, in accordance with the provisions of such Servicing Agreement, and of the appointment of Norwest as Master Servicer hereunder, and has instructed each Servicer to remit all amounts required to be paid to the owner of the related Pledged Mortgages under its Servicing Agreement to the Master Servicer, and (ii) has received from each Servicer acknowledgement of such assignment and appointment and of the Master Servicer's authority to enforce the related Servicing Agreement on behalf of the Trust and such Servicer's agreement to remit all such amounts to the Master Servicer.

                (ii) As part of its master servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Bondholders and MBIA, shall use its best reasonable efforts to enforce the obligations of each Servicer under the related Servicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect on a Pledged Mortgage. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Pledged Mortgages; provided, that, the Master Servicer shall be entitled to be reimbursed for the costs and expenses associated with any such enforcement (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Pledged Mortgage, (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed, and (iii) if the amounts described in the preceding clauses (i) and (ii) are insufficient to reimburse the Master Servicer for all amounts so advanced, then the outstanding amount of any such advance shall be reimbursable out of amounts in the Bond Account. Provided no MBIA Default has occurred and is continuing, the Master Servicer shall consult with MBIA prior to the initiation of any enforcement measure under this Section 3(b)(ii). In the event the Master Servicer and MBIA cannot agree on the enforcement measure, the decision of the Master Servicer shall control; provided, that MBIA shall have the right to control the time, method and place of conducting all proceeding related to such enforcement measure and if the enforcement measure is legal prosecution of a claim against a Servicer, the provisions of Section 7(c)(ii) shall apply.

        (c)     Successor Servicers.

                (i) The Issuer as owner of the Pledged Mortgages and the Trustee as lienholder with respect thereto, pursuant to the Servicing Agreements, hereby authorize and appoint the Master Servicer as their agent to exercise all rights of the party entitled to exercise ownership rights with respect to the Pledged Mortgages in accordance with the terms of the Servicing Agreements, including, without limitation, the power to terminate the Servicing Agreement and the related Servicers according to the terms and conditions of such Servicing Agreements, without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any Servicing Agreement by the Master Servicer or the related Servicer, the Master Servicer shall either act as servicer of the related Pledged Mortgages in accordance with the terms of the related Servicing Agreement (with such modifications as described in this Agreement) or enter into a Servicing Agreement with a successor Servicer acceptable to MBIA which will be bound by the terms of the related Servicing Agreement in accordance with the terms of related Servicing Agreement (with such modifications as described in this Agreement). If the Master Servicer or any affiliate of the Master Servicer acts as servicer, it will not assume liability for the representations and warranties of the Servicer which it replaces.

                (ii) Notwithstanding the provisions of this Section 3 or of any Servicing Agreement, the Master Servicer shall be under no obligation, either as Master Servicer or as successor Servicer under a Servicing Agreement, to purchase any Pledged Mortgage including any Converted Pledged Mortgages.

        (d) Rights of the Issuer and the Trustee in Respect of the Master Servicer.

        The Issuer may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that the Master Servicer shall not be relieved of any of its obligations hereunder by virtue of such performance by the Issuer or its designee. Neither the Trustee nor the Issuer shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Issuer be obligated to supervise the performance of the Master Servicer hereunder or otherwise.

        (e)     Trustee to Act as Master Servicer.

                In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of a Master Servicing Default), unless a successor Master Servicer acceptable to MBIA has been appointed, the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter, except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3(f)(ix) or any acts or omissions of the predecessor Master Servicer hereunder, (ii) obligated to make Servicing Advances or Master Servicing Advances if it is prohibited from doing so by applicable law, or (iii) deemed to have made any representations and warranties of the Master Servicer hereunder. Any such assumption shall be subject to Section 8(b). If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Master Servicing Default), unless a successor Master Servicer acceptable to MBIA has been appointed, the Trustee or its successor shall succeed to any rights of the Master Servicer under this Agreement and any obligations of the Master Servicer under this Agreement arising thereafter including, with respect to the Servicing Agreements, all rights and obligations of the Master Servicer related thereto as contemplated by Section 3(b).

        (f) Collection of Pledged Mortgage Payments; Bond Account; Distribution Account.

                (i) The Master Servicer shall make reasonable efforts to collect all payments called for under the terms and provisions of the Servicing Agreements from the related Servicers.

                (ii) The Master Servicer shall establish and maintain a Bond Account, which shall be an Eligible Account, into which the Master Servicer shall deposit or cause to be deposited on a daily basis, or to the extent same day deposit is unavailable, within one Business Day of receipt, provided, that, any investment earnings accrued between receipt by the Master Servicer and deposit in the Bond Account, will be deposited into the Bond Account, except as otherwise specifically provided herein, the following payments and collections remitted by Servicers or received by it in respect of Pledged Mortgages subsequent to the Cutoff Date (other than in respect of principal and interest due on the Pledged Mortgages on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

        (A) all payments on account of principal on the Pledged Mortgages, including Principal Prepayments and the principal component of any Servicer Advance remitted to it by the Servicers;

        (B) all payments on account of interest on the Pledged Mortgages, net of the sum of the related Servicing Fee, and the interest component of any Servicer Advance remitted to it by the Servicers;

        (C)     all Insurance Proceeds and Liquidation Proceeds;

        (D) any other payments, collections and other amounts remitted to it by a Servicer pursuant to the related Servicing Agreement in respect of the Pledged Mortgages;

        (E) any amount required to be deposited by Redwood in connection with any realized losses on Permitted Investments pursuant to clause (ix) of this Section 3(f);

        (F) all Purchase Prices from Redwood or any other person and all Substitution Adjustment Amounts;

        (G) all Master Servicing Advances made by the Master Servicer pursuant to Section 5; and

        (H)     any other amounts required to be deposited hereunder.

                The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Bond Account to withdraw such amount from the Bond Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Bond Account which describes the amounts deposited in error in the Bond Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this Section 3(f). All funds deposited in the Bond Account shall be held in trust for the Bondholders and MBIA until withdrawn in accordance with clauses (iii), (iv) and (vi) below.

                (iii) Permitted Withdrawals from the Bond Account.

                The Master Servicer may from time to time make withdrawals from the Bond Account for the following purposes:

        (A) to reimburse the Master Servicer or Servicer, as applicable, for unreimbursed Master Servicer Advances, Advances, or Servicing Advances made by it, such right of reimbursement pursuant to this subclause (iii) being limited to amounts received on the Pledged Mortgage(s) (including Insurance Proceeds and Liquidation Proceeds) in respect of which any such Master Servicer Advance or Servicing Advance was made;

        (B) to reimburse the related Servicer or Master Servicer for any Nonrecoverable Advance previously made;

        (C) to pay to the purchaser, with respect to each Pledged Mortgage or property acquired in respect thereof that has been purchased pursuant to Section 2(a)(ii), 2(c)(iv) or 4(c), all amounts received thereon after the date of such purchase;

        (D) to reimburse the Master Servicer for expenses incurred and reimbursable pursuant to Section 3(b)(ii) and Section 7(c) up to an amount not to exceed $150,000 per annum in any calendar year and to pay to the Trustee amounts due to it pursuant to Section 6.07(2) and (3) of the Indenture up to an amount not to exceed $150,000 per annum in any calendar year;

        (E) to withdraw any amount deposited in the Bond Account and not required to be deposited therein;

        (F)     to withdraw investment earnings payable to Redwood;

        (G) on each of the Non-RFC Withdrawal Date and the RFC Withdrawal Date to withdraw Available Funds for such Payment Date, to the extent on deposit, and remit such amount to the Distribution Amount; and

        (H) to clear and terminate the Bond Account upon termination of this Agreement pursuant to Section 9(a).

                The Master Servicer shall keep and maintain separate accounting, on a Pledged Mortgage by Pledged Mortgage basis, for the purpose of justifying any withdrawal from the Bond Account pursuant to such subclauses (A), (B), (D) and (E). Prior to making any withdrawal from the Bond Account pursuant to subclause (B), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Master Servicer Advance, Advances, or Servicing Advance determined by the Master Servicer or the Servicer to be a Nonrecoverable Advance and identifying the related Pledged Mortgage(s).

                (iv) On each Withdrawal Date, after payment of any amounts described in clauses (A) through (H) of Section 3(f)(iii) of this Agreement, the Master Servicer will withdraw from the Bond Account the Available Funds for the related Payment Date (other than any amounts in respect of investment losses on amounts on deposit in the Distribution Account which shall be deposited pursuant to Section 3(f)(ix)), and will deposit such amount in the Distribution Account.

                (v) On the Calculation Date, the Master Servicer will deposit into the Distribution Account the amount of any investment losses in such account which have not been previously deposited.

                (vi) On the first Payment Date, in August 1997, the Master Servicer shall instruct the Trustee to withdraw and distribute the amounts set forth in Schedule VI hereof.

                (vii) On each Payment Date beginning in September, 1997, the Master Servicer shall instruct the Trustee to withdraw the Available Funds on deposit in the Distribution Account (and any amounts deposited therein pursuant to claims under the MBIA Policy) and distribute such funds, and the Trustee upon being so instructed will distribute such funds on each such Payment Date, in the following order of priority in each case, to the extent of funds remaining:

        (A) first, the MBIA Premium plus any unpaid MBIA Premium for prior months to MBIA and, second, the Management Fee to the Manager;

        (B) the Class A-1 Interest Payment Amount and the Class A-2 Interest Payment Amount for such Payment Date to the Class A-1 Bondholders and the Class A-2 Bondholders, respectively, with any shortfall in such amounts to be allocated between each such Class on a pro rata basis (based on the ratio of each such amount to the total of such amounts);

        (C) the Class A-1 Bondholders' Interest Carryover and the Class A-2 Bondholders' Interest Carryover for such Payment Date to the Class A-1 Bondholders and the Class A-1 Bondholders, respectively, with any shortfall in such amounts to be allocated between each such Class on a pro rata basis (based on the ratio of each such amount to the total of such amounts);

        (D) the Basic Principal Payment Amount for such Payment Date to the Class A-1 Bondholders and Class A-2 Bondholders, pro rata based on the respective Principal Amounts of each such Class;

        (E) the aggregate amount of previously unreimbursed Insurer Reimbursement Amounts to MBIA;

        (F) the Excess Cash Flow Principal Amount for such Payment Date to the Class A-1 Bondholders and the Class A-2 Bondholders pro rata based on the respective Principal Amounts of each such Class;

        (G) to reimburse the Master Servicer for expenses incurred by it and reimbursable pursuant to Section 3(b)(ii) and Section 7(c), to the extent that any amounts exceed $150,000 in any calendar year and only that portion of such amounts in excess of $150,000 incurred during such calendar year and to pay to the Trustee amounts due to it pursuant to Section 6.07(2) and (3) of the Indenture, to the extent that any amounts exceed $150,000 in any calendar year and only that portion of such amounts in excess of $150,000 incurred during such calendar year and to reimburse the Owner Trustee for all reasonable expenses incurred pursuant to
                Section 6.06(b) or Section 6.06(c) of the Deposit Trust Agreement but only to the extent the Depositor shall have failed to reimburse the Owner Trustee for such reasonable expenses, and any amounts due and owing to the Manager under the Management Agreement other than the Management Fee; and

        (H) the remaining amount of Available Funds on deposit in the Distribution Account, if any, for such Payment Date, to the Certificate Paying Agent appointed pursuant to the Deposit Trust Agreement (which shall initially be the Trustee) for the distribution of such amount pursuant to the terms of such agreement on the Investor Certificates.

        The Master Servicer may conclusively rely on written notice from the Issuer as to all payment instructions with respect to the amounts to be distributed to the Certificate Paying Agent pursuant to clause (H) above.

              (viii) [Reserved.]

                (ix) Each institution at which the Bond Account and the Distribution Account is maintained shall invest the funds therein as directed in writing by Redwood or by the Master Servicer, respectively, in Permitted Investments, which shall mature not later than (i) in the case of the Bond Account, the Non-RFC Withdrawal Date with respect to Available Funds to be withdrawn on that date and the RFC Withdrawal Date with respect to Available Funds to be withdrawn on that date, and (ii) in the case of the Distribution Account, the Business Day next preceding the related Payment Date (except that if the Distribution Account is held at the Trustee, any Permitted Investment shall mature not later than such Payment Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Bondholders and MBIA. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Bond Account and the Distribution Account shall be for the benefit of Redwood or the Master Servicer, respectively, and shall be remitted to it monthly as provided herein. The amount set forth in the preceding sentence with respect to the Bond Account shall be compensation payable to Redwood as manager of the Trust under the Management Agreement, in addition to the Management Fee, and with respect to the Distribution Account shall be the "Master Servicing Fee" for such period and the related Payment Date. The amount of any realized losses in the Bond Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by Redwood in the Bond Account or the Master Servicer in the Distribution

        Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Bond Account or the Distribution Account and made in accordance with this Section 3(f).

                (x) The Master Servicer shall give notice to the Trustee, the Issuer, MBIA and each Rating Agency of any proposed change of the location of the Bond Account not later than 30 days and not more than 45 days prior to any change thereof.

        (g) Access to Certain Documentation and Information Regarding the Pledged Mortgages.

               The Master Servicer shall afford the Issuer, MBIA and the Trustee reasonable access to all records and documentation regarding the Pledged Mortgages and all accounts, insurance information and other matters relating to this Agreement maintained by the Master Servicer, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer. The Master Servicer shall provide MBIA with a copy of all reports that it receives from the Servicers.

               Upon reasonable advance notice in writing, the Master Servicer will provide to each Bondholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Pledged Mortgages maintained by the Master Servicer sufficient to permit such Bondholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Bonds; provided that the Master Servicer shall be entitled to be reimbursed by each such Bondholder for actual expenses incurred by the Master Servicer in providing such reports and access.

        (h)     Determination of LIBOR, the Fed Funds Rates and Certain Other
                Amounts.

                (i) With respect to the Class A-1 Bonds, LIBOR will be determined as follows:

        On the second LIBOR Business Day prior to the commencement of each Interest Accrual Period after the Initial Accrual Period for the Class A-1 Bonds (each a "LIBOR Rate Determination Date"), the Master Servicer will determine LIBOR.

        "LIBOR" means, as of any LIBOR Rate Determination Date, the rate for deposits in United States dollars for a period equal to the relevant Interest Accrual Period (commencing to the first day of such Interest Accrual Period) which appears in the Telerate Page 3750 as of 11:00 a.m., London time, on such date. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Accrual Period (commencing on the first day of such Interest Accrual Period). The Master Servicer will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in The City of New York, selected by the Master Servicer, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Accrual Period (commencing on the first day of such Interest Accrual Period).

        "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Master Servicer and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

        The Class A-1 Interest Rate for the First Payment Date will equal 6.02844% per annum.

        The establishment of LIBOR by the Master Servicer and the Master Servicer's subsequent calculation of the Bond Interest Rate on the Class A-1 Bonds for the Interest Accrual Period, in the absence of willful misconduct, bad faith or manifest error, will be final and binding. The Bond Interest Rate on the Class A-1 Bonds for any applicable Interest Accrual Period may be obtained by telephoning the Master Servicer at
(410) 884-2000.

                  (ii) The Fed Funds Rate will reset each Fed Funds Business Day other than the last Fed Funds Business Day of each Fed Funds Calculation Period (each, a "Fed Funds Interest Reset Date"). The Fed Funds Rate in effect on each day of each Fed Funds Calculation Period will be (a) if such day is a Fed Funds Interest Reset Date, the Fed Funds Rate determined as of such Fed Funds Business Day (each a "Fed Funds Interest Determination Date"), or (b) if such day is not a Fed Funds Interest Reset Date, the Fed Funds Rate in effect on the immediately preceding Fed Funds Interest Reset Date.

        The "Fed Funds Rate", with respect to a Fed Funds Interest Reset Date, means (in the following order of priority):

                (1) the rate with respect to the related Fed Funds Interest Determination Date (expressed as a percentage per annum) that appears opposite the caption "Federal Funds Effective" on Telerate Page 120 (as defined below) as of 11:00 a.m., New York City time on such Fed Funds Interest Reset Date;

               (2) if such rate does not appear on Telerate Page 120 as of 11:00 a.m., New York City time, on such Fed Funds Interest Reset Date, then the Fed Funds Rate with respect to such Fed Funds Interest Reset Date will be the rate with respect to the related Fed Funds Interest Determination Date (expressed as a percentage per annum) that appears on Reuters Screen NYAA Page (as defined below) as of 11:00 a.m., New York City time, on such Fed Funds Interest Reset Date;

               (3) if such rate does not appear on Reuters Screen NYAA Page as of 11:00 a.m., New York City time, on such Fed Funds Interest Reset Date, then the Master Servicer will request three leading brokers of Federal Funds transactions in The City of New

                      York to provide the rate (expressed as a percentage per annum) for the last transaction in overnight Federal Funds arranged by such broker on the related Fed Funds Interest Determination Date. If rates are provided by such three brokers, then the Fed Funds Rate with respect to such Fed Funds Interest Reset Date will be the arithmetic mean (rounded to the nearest one hundred-thousandth of one percentage point with five one-millionths of one percentage point rounded upwards) of such rates; and

               (4) if fewer than three such rates are provided, then the Fed Funds Rate with respect to such Fed Funds Interest Reset Date will be the Fed Funds Rate for the preceding Fed Funds Interest Reset Date (or, in the case of the first Fed Funds Interest Reset Date, the immediately preceding Fed Funds Business Day on which a rate appeared on Telerate Page 120 as described in (1) above).

        If a rate that initially appears on Telerate Page 120 or Reuters Screen NYAA Page, as the case may be, as of 11:00 a.m., New York City Time, on the applicable Fed Funds Interest Reset Date is superseded on Telerate Page 120 or Reuters Screen NYAA Page, as the case may be, by a corrected rate before 12:00 noon, New York City time, on such Fed Funds Interest Reset Date, such corrected rate as so superseded on the applicable page shall be the applicable rate for calculating the applicable Fed Funds Rate for such Fed Funds Interest Determination Date.

        "Reuters Screen NYAA Page" means the display designated as page "Reuters Screen NYAA Page" on the Reuters Monitor Money Rates Service (or such other page selected by the Master Servicer as may replace the NYAA page on that service for the purpose of displaying Federal Funds rates).

        "Telerate Page 120" means the display designated as "Page 120" on the Dow Jones Telerate Service (or such other page selected by the Master Servicer as may replace Page 120 on that service for the purpose of displaying daily Federal Funds rates).

        All percentages resulting from a calculation with respect to the Fed Funds Rate or the Class A-2 Interest Rate based on the Fed Funds Rate for any Interest Accrual Period will be rounded by the Master Servicer to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upwards (e.g., 9.876545% (or .09876545) would be rounded to 9.87655% (or .0987655)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent, with one-half cent rounded upwards.

        The establishment of Fed Funds Rate by the Master Servicer and the Master Servicer's subsequent calculation of the Class A-2 Interest Rate and the Fed Funds Average Rate for the Interest Accrual Period, in the absence of willful misconduct, bad faith or manifest error, will be final and binding. The Class A-2 Interest Rate and the applicable Fed Funds Rate and Fed Funds Average Rate will be made available by the Master Servicer to persons telephoning the Master Servicer at 410-884-2000.

        (i)    Access to Certain Documentation.

               The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Bonds and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Pledged Mortgages within the possession of the Master Servicer and required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3(i) shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer to provide access as provided in this Section 3(i) as a result of such obligation shall not constitute a breach of this Section 3(i).

        (j)      Annual Statement as to Compliance.

               The Master Servicer shall deliver to the Issuer, MBIA and the Trustee on or before 120 days after the end of the Master Servicer's fiscal year, commencing with its 1997 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review and following reasonable inquiry, no Default or Event of Default has occurred under this Agreement or the Insurance Agreement to which it is a party, or if a Default or Event of Default has occurred, specifying the nature thereof and, if the Master Servicer has a right to cure pursuant to Section 7(a) of the Master Servicing Agreement, stating in reasonable detail (including, if applicable, any supporting calculations) the steps, if any, being taken by the Master Servicer to cure such Default or Event of Default or to otherwise comply with the terms of this Agreement or Transaction Document to which such Default or Event of Default relates, (iii) to the best of such officer's knowledge, each Servicer has fulfilled all its obligations under its Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iv) the Master Servicer has in full force and effect a blanket fidelity bond (or direct surety bond) and an errors and omissions insurance policy in accordance with the terms and requirements of Section 3(l) of the Master Servicing Agreement. The Master Servicer shall promptly forward to the Issuer, MBIA and the Trustee copies of the annual compliance statements delivered to the Master Servicer pursuant to the Servicing Agreements. The Trustee shall forward a copy of each such statement to each Rating Agency.

        (k) The Master Servicer hereby acknowledges that concurrently with the execution of this Agreement, the Trustee has acquired and holds a security interest in the Trustee Mortgage Files and in all Pledged Mortgages represented by such Trustee Mortgage Files and in all funds now or hereafter held by, or under the control of, the Master Servicer that are collected by the Master Servicer in connection with the Pledged Mortgages, whether as Scheduled Payments, as Principal Prepayments, or as Liquidation Proceeds or Insurance Proceeds, and in all proceeds of the foregoing and proceeds of proceeds (but excluding any Master Servicing Fees and any other amounts or reimbursements to which the Master Servicer is entitled under this Agreement). The Master Servicer agrees that so long as the Pledged Mortgages are assigned to the Trustee, all Trustee Mortgage Files (and any documents or instruments constituting a part of such files), and such funds which come into the possession or custody of, or which are subject to the control of, the Master Servicer shall be held by the Master Servicer for and on behalf of the Trustee as the Trustee's agent and bailee for purposes of perfecting the Trustee's security interest therein, as provided by Section 9-305 of the Uniform Commercial Code of the state in which such property is located, or by other laws, as specified in Section 8.10 of the Indenture. The Master Servicer hereby accepts such agency and acknowledges that the Trustee, as secured party, will be deemed to have possession at all times of all Trustee Mortgage Files and any other documents or instruments constituting a part of such files, such funds and other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Master Servicer. The Master Servicer also agrees that it shall not create, incur or subject any Trustee Mortgage File or other documents relating to a Pledged Mortgage which are in the possession of the Master Servicer with respect to each Pledged Mortgage or any funds that are deposited in the Distribution Account, the Bond Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Bondholders and MBIA, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance (other than the claims of the Bondholder and MBIA), or assert by legal action or otherwise any claim or right of set-off against any such Trustee Mortgage File or any funds collected or held by, or under the control of, the Master Servicer from time to time in respect of a Pledged Mortgage.

        (l)    Errors and Omissions Insurance; Fidelity Bond.

               The Master Servicer shall obtain and maintain in force, (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder, and (b) a fidelity bond in respect of its officers, employees and agents. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond. The coverage under each such policy and bond shall be in such an amount as is customary therefor for the business of master servicing residential mortgage loans.


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


        (m)    Master Servicer Monthly Data.

               On or before noon California time on the Payment Date, the Master Servicer shall provide to the Trustee with respect to the Pledged Mortgages, a data file in a format which is mutually agreed upon by the Master Servicer and the Trustee. The Trustee shall be under no duty to recalculate, verify or recompute the information provided to it by the Master Servicer under this
Section 3(m). Not later than each Payment Date, the Master Servicer shall prepare and forward to the Trustee, MBIA, the Issuer and each Rating Agency a statement (each, a "Payment Date Statement") setting forth with respect to the related distribution:

                  (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

                  (ii) the amount thereof allocable to interest;

                  (iii) if the distribution to the Holders of such Class of Bonds is less than the full amount that would be distributable to such Holders pursuant to Section 2.03(b) on such Payment Date if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

                  (iv) the Principal Amount of each Class of Bonds after giving effect to the distribution of principal on such Payment Date;

                  (v) the Pool Principal Balance for the following Payment Date;

                  (vi) the amount of the Servicing Fees paid to or retained by the Servicers (with respect to the Servicers, in the aggregate) with respect to such Payment Date;

                  (vii) the Bond Interest Rate for each such Class of Bonds with respect to such Payment Date;

                  (viii) the amount of Advances and Master Servicing Advances included in the distribution on such Payment Date


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



        and the aggregate amount of Advances and Master Servicing Advances outstanding as of the close of business on such Payment Date;

                  (ix) the number and aggregate principal amounts of Pledged Mortgages (A) delinquent (exclusive of Pledged Mortgages in foreclosure)
        (1) 30 to 59 days (2) 60 to 89 days and (3) 90 or more days and (B) in foreclosure and delinquent (1) 1 to 29 days (2) 60 to 89 days and (3) 90 or more days, as of the close of business on the last day of the second calendar month preceding such Payment Date;

                  (x) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less and in each case ending with the second calendar month prior to the month of such Payment Date, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Pledged Mortgages on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

                  (xi) with respect to any Pledged Mortgage that became a REO Property during the second preceding calendar month, the loan number and Stated Principal Balance of such Pledged Mortgage as of the close of business on the Calculation Date preceding such Payment Date and the date of acquisition thereof;

                  (xii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Calculation Date preceding such Payment Date;

                  (xiii) the aggregate amount of Realized Losses incurred during the second preceding calendar month;

                  (xiv) the amount available for distribution to the Holder of the Investor Certificate, pursuant to Section 3(f)(vii)(H) of this Agreement;

                  (xv) any amount payable under the Bond Insurance Policy; and


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                  (xvi) the amount of the Serious Delinquencies.

               Within a reasonable period of time after the end of each calendar year, the Master Servicer shall furnish to each Person who at any time during the calendar year was a Bondholder and has requested such information and to MBIA, a statement containing the information set forth in subclauses (i), (ii) and (vi) of this Section 3(m) aggregated for such calendar year or applicable portion thereof during which such Person was a Bondholder. Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer pursuant to any requirements of the Code as from time to time in effect.

        The Master Servicer upon request, as required by law, shall supply to the Trustee at least fifteen calendar days prior to any applicable filing date prescribed by law of Internal Revenue Service regulation, and the Trustee, as agent for the Issuer, and upon receipt from the Master Servicer, shall transmit by mail to each Bondholder, as such Bondholder's name and address appears in the Bond Register, and to the Internal Revenue Service, within the time limits prescribed by law, the amount of interest and original issue discount (which original issue discount shall be calculated by the Master Servicer), if any, paid or accrued with respect to Bonds held by such Bondholder.

        (n) As required by the Code or the Treasury regulations thereunder, the Master Servicer shall supply to the Trustee and the Trustee, as agent for the Master Servicer, and upon receipt from the Master Servicer, shall transmit by mail to each Bondholder appropriate tax accounting information, and any other tax accounting information that a Bondholder reasonably requests, to enable it to prepare its tax returns.

        (o)    Claims Upon the MBIA Policy.

                  (i) By noon, New York City time, on the Calculation Date, the Master Servicer shall confirm to the Trustee whether a Deficiency Amount will exist on the related Payment Date. If a Deficiency Amount will exist, the Master Servicer shall determine the amount of such Deficiency Amount and shall complete on behalf of the


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

        Trustee a notice in the form of Exhibit A to the MBIA Policy (a "Notice") and submit such Notice to MBIA or its fiscal agent (with a copy to the Trustee), as set forth in the MBIA Policy not later than 12:00 noon New York City time on the second Business Day preceding such Payment Date as a claim for an Insured Payment in an amount equal to such Deficiency Amount.

                  (ii) With respect to any Preference Amount (as defined in the MBIA Policy), MBIA shall pay any Insured Payment that is a Preference Amount on the Business Day (as defined in the MBIA Policy) following receipt on a Business Day by MBIA's fiscal agent of the items listed below. The Master Servicer, as agent of Trustee, shall provide to MBIA upon the request of MBIA:

                  (A) a certified copy of the final nonappealable order of a court having competent jurisdiction ordering the recovery by a trustee in bankruptcy as voidable preference amounts included in previous distributions under Section 2.03(b) of the Indenture to any Owner pursuant to the United States Bankruptcy Code.

                  (B) an opinion of counsel satisfactory to MBIA, and upon which
                MBIA shall be entitled to rely, stating that such order is final and is not subject to appeal;

                  (C) an assignment in such form as reasonably required by the
                Insurer, irrevocably assigning to MBIA all rights and claims of the Master Servicer, the Trustee and any Bondholder relating to or arising under the Transaction Documents against the debtor which made such preference payment or otherwise with respect to such preference amount; and

                  (D) appropriate instruments to effect (when executed by the affected party) the appointment of the Insurer as agent for the Trustee and any Owner in any legal proceeding relating to such preference payment being in a form satisfactory to MBIA.

                  (iii) The Master Servicer shall keep a complete and accurate record of the amount of interest and principal paid


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

        in respect of any Bonds from moneys received under the MBIA Policy. MBIA shall have the right to inspect such records at reasonable times during normal business hours upon one Business Day's prior written notice to the Master Servicer.

        (p)    Optional Purchase of Pledged Mortgages

               The Master Servicer shall have the option to purchase all of the remaining Pledged Mortgages on any Payment Date after the Payment Date with respect to which the Pool Principal Balance is equal to 10% or less of the Initial Pool Principal Balance at a price equal to the aggregate Purchase Price of the Pledged Mortgages as of such Payment Date; provided, however, such option shall be subject to the provisions of Section 10.01 of the Indenture.

4.      General Duties of the Servicers

               This Section 4 describes, in summary form, the Servicing Agreements entered into among Redwood and the various Servicers who will service the Pledged Mortgages. To the extent that any Servicing Agreement conflicts with the summaries set forth in this Agreement, the provisions of the applicable Servicing Agreement will govern. This section is for informational purposes only and does not establish responsibilities and shall not be construed to impose any obligations or duties on any Person, including, in particular, the Master Servicer or any Servicer.

        (a) Maintenance of Hazard Insurance; Maintenance of Primary Insurance Policies.

               (i) The Servicer shall cause to be maintained, in accordance with the terms and conditions of the related Servicing Agreement, for each Pledged Mortgage, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (A) the maximum insurable value of the improvements securing such Pledged Mortgage or (B) the greater of
        (y) the outstanding principal balance of the Pledged Mortgage and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have


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        an accompanying endorsement that contains, a standard mortgagee clause.
        To the extent it may do so without breaching the related Servicing Agreement, the Master Servicer shall replace any Servicer that does not cause such insurance, to the extent it is available, to be maintained. Any amounts collected by the related Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Servicer's normal servicing procedures) shall be deposited in the Bond Account or the related Servicing Account, as applicable. Any cost incurred by any Servicer in maintaining any such insurance shall not, for the purpose of calculating payments to the Bondholders or remittances to the Trustee for their benefit, be added to the principal balance of the Pledged Mortgage, notwithstanding that the terms of the Pledged Mortgage so permit. Such costs shall be recoverable by the Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3(f). It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Pledged Mortgage in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the related Servicer shall cause flood insurance to be maintained with respect to such Pledged Mortgage. Such flood insurance shall be in an amount equal to the least of (A) the original principal balance of the related Pledged Mortgage, (B) the replacement value of the improvements which are part of such Mortgaged Property, and
        (C) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

                      In the event that the Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Pledged Mortgages covered by the related Servicing Agreement, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence


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


        of this Section 4(a)(i), it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 4(a)(i), and there shall have been a loss that would have been covered by such policy, deposit in the Bond Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Servicer of Pledged Mortgages, each Servicer has agreed to present, on behalf of itself, the Issuer and the Trustee for the benefit of the Bondholders, claims under any such blanket policy.

               (ii) No Servicer shall take any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of such Servicer, would have been covered thereunder. The Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Bonds and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer. The related Servicer shall not be required to maintain any Primary Insurance Policy with respect to any Pledged Mortgage with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Pledged Mortgage represents 80% or less of the new Appraised Value. Each Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the related Servicer from the related liquidation proceeds.

                      In connection with its activities as Servicer of Pledged Mortgages, each Servicer agrees to present on behalf of itself, the Trustee and the Bondholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Pledged Mortgages. Any amounts


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        collected by a Servicer under any Primary Insurance Policies shall be deposited in the Servicing Account, the Collection Account or the Bond Account, as applicable.

        (b)    Enforcement of Due-On-Sale Clauses; Assumption
               Agreements.

               (i) Except as otherwise provided in this Section 4(b), when any property subject to a Mortgage has been conveyed by the Mortgagor, the related Servicer shall, to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, the related Servicer is not required to exercise such rights with respect to a Pledged Mortgage if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that (A) the related Servicer is prohibited by law from enforcing any such due-on-sale clause, (B) coverage under any Required Insurance Policy would be adversely affected, (C) the Mortgage Note does not include a due-on-sale clause or permits assumptions of the Mortgage Note subject to certain conditions, or (D) nonenforcement is otherwise permitted hereunder, the Servicer is authorized by the related Servicing Agreement, subject to certain provisions of the related Servicing Agreement, to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Pledged Mortgage shall continue to be covered (if so covered before the Servicer enters such agreement) by the applicable Required Insurance Policies. The Servicer, subject to certain provisions of the related Servicing Agreement, is


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        also authorized by the related Servicing Agreement with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Servicer shall not be deemed to be in default under the applicable Section of the related Servicing Agreement by reason of any transfer or assumption which the Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

               (ii) Subject to the Servicer's duty to enforce any due-on-sale clause as described above, in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Pledged Mortgage, the Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Servicer shall deliver an Officer's Certificate signed by a servicing officer of the Servicer stating that the requirements described in this subsection have been met in connection therewith. The Servicer shall notify the Trustee that any such substitution or assumption agreement has been completed by forwarding to


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        the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be forwarded to the Custodian and added to the related Trustee Mortgage File and shall, for all purposes, be considered a part of such Trustee Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by any Servicer for entering into an assumption or substitution of liability agreement will be retained by the Servicer as additional servicing compensation.

        (c) Realization Upon Defaulted Pledged Mortgages; Purchase of Certain Pledged Mortgages.

               Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Pledged Mortgages as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, each Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall meet the requirements of the insurer under any Required Insurance Policy. Notwithstanding the foregoing, no Servicer shall be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (A) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Pledged Mortgage after reimbursement to itself of such expenses and (B) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Bond Account). Each Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If a Servicer has knowledge that a Mortgaged Property which the Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Servicer, that Servicer will, prior to


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acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

               With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Bondholders, or its nominee, on behalf of the Bondholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee under the Indenture and not in its individual capacity. The related Servicer shall ensure that the title to such REO Property references the Indenture and the Trustee's capacity thereunder. Pursuant to its efforts to sell such REO Property, the related Servicer shall either itself or through an agent selected by the related Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Bondholders, rent the same, or any part thereof, as the related Servicer deems to be in the best interest of the Bondholders for the period prior to the sale of such REO Property. The net monthly rental income, if any, from such REO Property shall be deposited in the Bond Account no later than the close of business on each Determination Date. The related Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

               The decision of a Servicer to foreclose on a defaulted Pledged Mortgage shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Servicing Fees, Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Pledged Mortgages (with


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interest accruing as though such Pledged Mortgages were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the terms of the Mortgage Note) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Bond Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Pledged Mortgage for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Pledged Mortgage.

               The proceeds from any liquidation of a Pledged Mortgage, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Advances or Servicing Advances and Servicing Fees, as applicable; second, to reimburse the related Servicer for any unreimbursed Servicer Advances, as applicable, and to reimburse the Bond Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3(f) that related to such Pledged Mortgage; third, to accrued and unpaid interest (to the extent no Advance or Servicer Advance has been made for such amount or any such Advance or Servicer Advance has been reimbursed) on the Pledged Mortgage or related REO Property at the Net Mortgage Rate to the Due Date occurring in the month in which such amounts are required to be distributed; and fourth, as a recovery of principal of the Pledged Mortgage. Excess Proceeds, if any, from the liquidation of a Liquidated Pledged Mortgage will be retained by the Servicer as additional servicing compensation pursuant to the terms of the related Servicing Agreement.

               Each Servicer, in its sole discretion, shall have the right to purchase for its own account from the Issuer any Pledged Mortgage which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Pledged Mortgage purchased hereunder shall be deposited in the Bond Account and the Trustee, upon receipt of a Request for Release, shall cause to be released to the purchaser


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of such Pledged Mortgage the related Trustee Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Pledged Mortgage, in each case without recourse, as shall be necessary to vest in the purchaser of such Pledged Mortgage any Pledged Mortgage released pursuant hereto and the purchaser of such Pledged Mortgage shall succeed to all the Issuer's and the Trustee's right, title and interest in and to such Pledged Mortgage and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Pledged Mortgage shall thereupon own such Pledged Mortgage, and all security and documents, free of any further obligation to the Issuer, the Trustee or the Bondholders with respect thereto.

        (d)    Collection of Taxes, Assessments and Similar Items;
               Escrow Accounts.

               (i) To the extent required by the related Mortgage Note and not violative of current law, each Servicer shall, in accordance with the terms of the related Servicing Agreement establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require any Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

               (ii) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the related Servicer out of related collections for any payments made pursuant to Sections 4(d) (with respect to taxes and assessments and insurance premiums) and 4(a) (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9(a). The Escrow Accounts shall not be a part of the Trust Estate.


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        (e)    Documents, Records and Funds in Possession of Servicer
               to be Held for Trustee.

               The related Servicer shall deliver all documents and instruments relating to the Pledged Mortgages coming into the possession of the related Servicer from time to time and shall account fully to the Trustee for any funds received by the Servicer or which otherwise are collected by the Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Pledged Mortgage. All Trustee Mortgage Files, including without limitation the Mortgage Documents contained therein, funds collected or held by, or under the control of, the Servicer from time to time in respect of any Pledged Mortgages, whether from the collection of principal and interest payments or from Liquidation Proceeds or Insurance Proceeds, including but not limited to any funds on deposit in any Eligible Account and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer, shall be held by the Servicer for and on behalf of the Trustee and the Bondholders and MBIA as specified in Section 8.10 of the Indenture, and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement and the Indenture.

        (f)    Annual Independent Public Accountants' Servicing
               Statement; Financial Statements.

               Pursuant to the Servicing Agreements, on or before 120 days after the end of each Servicer's fiscal year, commencing with its 1997 fiscal year, each Servicer at its expense shall cause a nationally recognized firm of independent public accountants (who may also render other services to a Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Master Servicer to the effect that such firm has examined certain documents and records relating to the servicing of Pledged Mortgages under the related Servicing Agreement or of mortgage loans under servicing agreements substantially similar to the related Servicing Agreement (such statement to have attached thereto a schedule setting forth the servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the


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Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. Copies of such statement shall be provided by each Servicer to the Master Servicer who will,
(1) in turn provide such statements to the Trustee, the Issuer and MBIA and (2) notify the Trustee, the Issuer and MBIA of the failure of any Servicer to provide such statements as required under the applicable Servicing Agreement.

5.      Advances.

               The Master Servicer shall determine on or before each Master Servicer Advance Date whether any Servicer has failed to make any Advance of any Scheduled Payment of principal and interest required to be made by such Servicer pursuant to the terms of its Servicing Agreement. If the Master Servicer determines that any such Servicer has failed to make any such required Advance the Master Servicer shall make such Advance (a "Master Servicer Advance") on or before the Master Servicer Advance Date, by either (i) depositing into the Distribution Account an amount equal to the Master Servicer Advance or (ii) making an appropriate entry in its records relating to the Distribution Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Master Servicer Advance (any funds so applied shall be replaced by the Master Servicer by deposit in the Distribution Account no later than the close of business on the next Master Servicer Advance Date); provided, however, in no event shall the Master Servicer be required to make any Master Servicer Advance that the Master Servicer determines would constitute a Nonrecoverable Advance. The Master Servicer shall be entitled to be reimbursed from the Bond Account for all Master Servicer Advances of its own funds made pursuant to this Section 5 as provided in Section 3(f)(iii). The Master Servicer shall inform the Trustee of the amount of the Advance to be made on each Master Servicer Advance Date no later than the second Business Day before the related Payment Date.


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


               The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Master
Servicer Advance determined by the Master Servicer to be a Nonrecoverable
Advance.

6.      Master Servicing Compensation and Expenses.

        (a)    Master Servicer Compensation.

               As compensation for its activities hereunder, the Master Servicer shall be entitled to the Master Servicing Fee which shall equal the investment earnings (net of any losses) on the moneys deposited in the Distribution Account. On or prior to each Payment Date, the Master Servicer shall be entitled to withdraw the related Master Servicing Fee from the Distribution Account.

               The Master Servicer shall be required to pay all expenses incurred by it in connection with its master servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

        (b)    Servicer Compensation.

               As compensation for its activities under its Servicing Agreement, each Servicer shall be entitled to retain out of each payment of interest on a Pledged Mortgage (or portion thereof) an amount equal to interest at the applicable Servicing Fee Rate on the Stated Principal Balance of the related Pledged Mortgage for the period covered by such interest payment as provided in the related Servicing Agreement.

               Additional servicing compensation in the form of pre-payment penalties, assumption fees and late payment charges shall be retained by the Servicers if and to the extent provided in the related Servicing Agreement. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under its Servicing Agreement (including payment of any premium for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement and its Servicing Agreement) and shall not be entitled to reimbursement therefor except as specifically pro-vided in its Servicing Agreement and not inconsistent with this Agreement.

7.      Master Servicer.

        (a)    Liabilities of the Master Servicer.

               The Master Servicer shall be liable in accordance herewith only to the extent of the obligations specifically imposed upon and undertaken by it herein.

        (b)    Merger or Consolidation of the Master Servicer.

               Any Person into which the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Master Servicer shall be a party, or any person succeeding to the business of the Master Servicer, shall be the successor of the Master Servicer hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person to the Master Servicer shall be qualified to perform the obligations of the Master Servicer under this Agreement and, so long as no MBIA default has occurred and is continuing, be reasonably acceptable to MBIA.

        (c)    Limitation on Liability of the Master Servicer and
               Others.

               (i) Neither the Master Servicer nor any of the directors, officers, employees or agents of the Master Servicer shall be under any liability to the Issuer, the Bondholders or any other Person for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties hereunder. The


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


        Master Servicer and any director, officer, employee or agent of the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by the Issuer and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Bonds, other than any loss, liability or expense related to any specific Pledged Mortgage or Pledged Mortgages (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of the Master Servicer's willful misfeasance, bad faith or negligence in the performance of its duties hereunder or by reason of reckless disregard of its obligations and duties hereunder. The Master Servicer shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Issuer, the Trustee and the Bondholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Issuer, and the Master Servicer shall be entitled to be reimbursed therefor out of the Bond Account; provided, however, that unless a MBIA Default exists, the Master Servicer shall notify MBIA of such legal action (provided that the failure to notify MBIA shall not waive the rights of the Master Servicer to indemnification) and such indemnification by the Issuer out of the Bond Account shall be preconditioned on the Master Servicer's duty (i) to allow MBIA to control the defense or settlement of any such action and (ii) to allow MBIA to direct the Master Servicer with respect thereto; provided, further, that (a) if MBIA does not assume control of the defense of any such action within a reasonable period of time after the filing of such action, the Master Servicer shall have the right to act on its own in defending the action until such time as MBIA assumes control of the defense, (b) the Master Servicer along with MBIA shall have the right to consent to any counsel hired to defend the Master Servicer (which consent of the Master Servicer shall not be unreasonably withheld) and (c) the Master Servicer along with MBIA shall have the right to consent to any settlement if the amount of such settlement is less than full indemnification and the Master Servicer would not be fully released from liability with respect to such action as a result of such settlement. Any amounts payable to the Master Servicer, or any director, officer, employee or agent of the Master Servicer, in respect of indemnification provided by this paragraph (c)(i), or pursuant to any other right of reimbursement from the Bond Account that the Master Servicer, or any director, officer, employee or agent of the Master Servicer, may have hereunder in its capacity as such, may be withdrawn by the Master Servicer from the Bond Account at any time subject to a maximum amount of $150,000 in any calendar year pursuant to Section 3(b)(ii) and
        Section 3(f)(iii)(D) of this Agreement. Any such amounts due to the Master Servicer, or any director, officer, employee or agent of the Master Servicer, in excess of $150,000 in such calendar year shall be reimbursable pursuant to Section 3(f)(vii)(G).

               (ii) With respect to legal prosecution of a claim by the Master Servicer against a Servicer pursuant to Section 3(b)(ii) hereof, unless a MBIA Default has occurred and is continuing, the Master Servicer shall notify MBIA of such legal action and such indemnification by the Issuer out of the Bond Account shall be preconditioned on the Master Servicer's duty (i) to allow MBIA to control the prosecution and settlement of any such claim and (ii) to allow MBIA to direct the Master Servicer with respect thereto; provided further, that (a) if MBIA does not assume control of the prosecution of any such claim within a reasonable period of time after the filing of such claim, the Master Servicer shall have the right to act on its own in prosecuting the claim until such time as MBIA assumes control of the prosecution, (b) the Master Servicer along with MBIA shall have the right to consent to any counsel hired by the Master Servicer to prosecute such claim (which consent of


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


        the Master Servicer shall not be unreasonably withheld) and (c) the Master Servicer along with MBIA shall have the right to consent to any settlement if the amount of such settlement is less than an amount sufficient to cover all amounts due in respect of the related Pledged Mortgage and the amounts advanced by the Master Servicer in connection with such claim. Any amounts payable to the Master Servicer or any director, officer, employee or agent of the Master Servicer, in respect of indemnification provided by this paragraph (c)(ii), or pursuant to any right of reimbursement from the Bond Account that the Master Servicer, or any director, officer, employee or agent of the Master Servicer may have hereunder in its capacity as such, may be withdrawn by the Master Servicer from the Bond Account at any time, subject to a maximum amount of $150,000 in any calendar year pursuant to Section 3(b)(ii) and Section 3(f)(iii)(D) of this Agreement. Any such amount due the Master Servicer, or any director officer, employee or agent of the Master Servicer in excess of $150,000 in such calendar year shall be reimbursable pursuant to Section 3(f)(vii)(G) of this Agreement.

        (d)    Limitation on Resignation of the Master Servicer.

               The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor master servicer reasonably acceptable to MBIA and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Bonds (without regard to the MBIA Policy) and with the prior written consent of MBIA, which consent will not be unreasonably withheld or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel at the expense of the Master Servicer to such effect delivered to the Trustee and the Insurer which opinion of counsel shall be reasonably acceptable to the Trustee and MBIA. No such resignation shall become effective until the Trustee or a successor master servicer reasonably acceptable to MBIA shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.


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


8.      Master Servicing Default; Termination and Liabilities.

        (a)    Master Servicing Default.

               Any of the following acts or occurrences shall constitute a Master Servicing Default by the Master Servicer under this Agreement:

                    (i) any failure by the Master Servicer to deposit in the Bond Account or remit to the Trustee any payment (other than a payment required to be made under Section 5) required to be made under the terms of this Agreement, which failure shall continue unremedied for three days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee, MBIA or the Issuer or to the Master Servicer, the Trustee and the Issuer by the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds with the prior written consent of MBIA; or

                   (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee, MBIA or the Issuer or to the Master Servicer, the Trustee and the Issuer by the Holders of Bonds representing more than 50% of the aggregate Principal Amount of the Bonds with the prior written consent of MBIA provided that such 30 day period shall be extended by an additional 30 days upon delivery by the Master Servicer to the Trustee, MBIA and the Issuer of written notice of the steps being taken by the Master Servicer to remedy such failure; or

                  (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have


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


        remained in force undischarged or unstayed for a period of 60 consecutive days; or

                   (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

                    (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

                   (vi) any failure of the Master Servicer to make any Advance in the manner and at the time required to be made pursuant to Section 5 which continues unremedied for a period of one Business Day after the date of such failure.

               If a Master Servicing Default described in clauses (i) to (v) of this Section 8(a) shall occur, then, and in each and every such case, so long as such Master Servicing Default shall not have been remedied the Trustee may, with the prior written consent of MBIA, and shall at the direction of MBIA (subject to Section 3.07 and Section 8.11 of the Indenture), by notice in writing to the Master Servicer (with a copy to each Rating Agency and MBIA), and in addition to any other rights the Trustee may have on behalf of the Bondholders or MBIA as a result of such Master Servicing Default, terminate all of the rights and obligations of the Master Servicer thereafter arising under this Agreement and in and to the Pledged Mortgages and the proceeds thereof, other than its rights as a Bondholder under the Indenture and its obligations which are not assumed by the Trustee pursuant to clauses (i), (iii) and (v) of Section 3(f). If a Master Servicing Default described in clause (vi) shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Issuer, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Pledged Mortgages and the proceeds thereof, other than


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


its rights as a Bondholder under the Indenture and its obligations which are not assumed by the Trustee pursuant to clauses (i), (iii) and (v) of Section 3(f). On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Pledged Mortgages or otherwise, unless an alternative successor Master Servicer reasonably acceptable to MBIA shall have been appointed, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance described in clause (vi) subject to clause (ii) of the first sentence of Section 3(f). The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Pledged Mortgages and related documents, or otherwise. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Bond Account or thereafter be received by the Master Servicer with respect to the Pledged Mortgages.

               Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Pledged Mortgage which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Section 3(f)(iii)(A), (B) or (D) or 3(f)(vii)(G), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

        (b)    Trustee to Act; Appointment of Successor.

               On and after the time the Master Servicer receives a notice of termination pursuant to Section 7(a), the Trustee shall, subject to and to the extent provided in Section 3(f), unless an alternative Master Servicer reasonably acceptable to


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


MBIA has been appointed, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 5. As compensation therefor, the Trustee shall be entitled to all funds relating to the Pledged Mortgages that the Master Servicer would have been entitled to charge to the Bond Account or Distribution Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 8(a), the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to
Section 5 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution acceptable to MBIA the appointment of which does not adversely affect the then current rating of the Bonds (without regard to the existence of the MBIA Policy) by each Rating Agency as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to master service the Pledged Mortgages and which executes and delivers to the Issuer, MBIA and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 7(c) incurred prior to termination of the Master Servicer under Section 8(a)), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges that its rating of the Bonds (without regard to the existence of the MBIA Policy) in effect immediately prior to such assignment and delegation will not be qualified or reduced as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3(f), act in such capacity as hereinabove provided. In connection with such


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


appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of earnings on the accounts as it and such successor and MBIA shall agree; provided, however, that no such compensation shall be in excess of the Master Servicing Fee permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the preceding Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

               Any successor to the Master Servicer as master servicer shall give notice to the Servicers of such change of master servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 3(l).

        (c)    Notification to Bondholders.

               (i) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Bondholders, the Issuer, MBIA and each Rating Agency.

               (ii) Within 60 days after the occurrence of any Master Servicing Default, the Trustee shall transmit by mail to all Bondholders and the Issuer notice of each such Master Servicing Default hereunder known to the Trustee, unless such Master Servicing Default shall have been cured or waived.

9.      Miscellaneous.

        (a)    Term of Master Servicing Agreement.

               The obligations to be performed by the Master Servicer under this Agreement shall commence on and as of the date on


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


which the Issuer issues the Bonds and shall terminate as to each Pledged Mortgage upon (i) the payment in full of all principal and interest due under such Pledged Mortgage or other liquidation of such Pledged Mortgage as contemplated by this Agreement, (ii) the termination of the Master Servicer's rights and powers under this Agreement by the Trustee as provided in Section 8(a) of this Agreement, or (iii) the release by the Trustee of its security interest in such Pledged Mortgage.

        (b)    Assignment.

               Notwithstanding anything to the contrary contained herein, except as provided in Section 6(b), this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and MBIA and written notice to the Issuer.

        (c)    Notices.

               All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered at the following addresses of the parties:

        The Master
          Servicer:                 Norwest Bank Minnesota, N.A.
                                    11000 Broken Land Parkway
                                    Columbia, Maryland  21044-3562
                                    Attention:  Master Servicing Department
                                                     (Sequoia 1)
                                    Facsimile No:  (410) 884-2360


        The Issuer:                 Sequoia Mortgage Trust 1
        ----------
                                    c/o Wilmington Trust Company,
                                    as Owner Trustee
                                    Rodney Square North
                                    1100 N. Market Street
                                    Wilmington, DE 19890-0001

                                    Attention: Corporate Trust
                                               Administration


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

                                    With a copy to:

                                    Sequoia Mortgage Funding Corporation
                                    591 Redwood Highway, Suite 3120
                                    Mill Valley, California  94941
                                    Attention:  Sequoia Mortgage
                                                Trust 1 Officer

        Redwood:                    Redwood Trust, Inc.
                                    591 Redwood Highway, Suite 3100
                                    Mill Valley, CA  94941
                                    Attention:  Sequoia Mortgage
                                                Trust 1 Officer

        The Trustee:                First Union National Bank
                                    230 South Tyron Street
                                    Charlotte, N.C.  28288
                                    Attention: Corporate Trust Department

        MBIA:                       MBIA Insurance Corporation
                                    113 King Street
                                    Armonk, NY  10504
                                    Attention:  Insured Portfolio
                                                Management-Structured
                                                Finance (IPM-SF)
                                                (Sequoia Mortgage
                                                Trust/Collateralized
                                                Mortgage Bonds Class A-1
                                                and Class A-2 Bonds)
                                    Telecopy No.: (914) 765-3810
                                    Confirmation: (914) 765-3781

        Any Rating Agency:          The address specified therefor in the
                                    definition corresponding to the name
                                    of such Rating Agency.

               Any of the parties may at any time give notice in writing to the others of a change of its address for the purpose of this Section 8(c).

        (d)    Inspection and Audit Rights.

               The Master Servicer agrees that, on reasonable prior notice, it will permit any representative of the Issuer, MBIA or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Pledged Mortgages, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Trustee or MBIA and to discuss its affairs, finances and accounts relating to the Pledged Mortgages with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Issuer, MBIA or the Trustee of any right under this Section 8(d) shall be borne by the party requesting such inspection.

        (e)    Governing Law.

               This Agreement shall be construed in accordance with and governed by the substantive laws of the State of New York applicable to agreements made and to be performed in the State of New York and the obligations, rights and remedies of the parties hereto and the Bondholders shall be determined in accordance with such laws.

        (f)    Amendments.

               This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part except (i) by an instrument in writing signed by all parties hereto, or their respective successors or assigns,
(ii) in compliance with Section 8.09 of the Indenture and (iii) with the prior written consent of MBIA, provided, however, amendments to the Specified Overcollateralization Amount, the Base Specified Overcollateralization Amount, the Target Percentage and the Serious Delinquencies, may be made solely upon (i) the written consent of the Issuer and MBIA and (ii) an opinion of tax counsel to the Issuer, without regard to Section 8.09 of the Indenture.


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

        (g)    Severability.

               If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

        (h)    No Joint Venture.

               The Master Servicer and the Issuer are not partners or joint venturers with each other and nothing herein shall be construed to make them such partners or joint venturers or impose any liability as such of either of them.

        (i)    Execution in Counterparts.

               This Agreement may be executed in one or more counterparts, any of which shall constitute an original as against any party whose signature appears on it, and all of which shall together constitute a single instrument. This Agreement shall become binding when one or more counterparts, individually or taken together, bear the signatures of all parties.

        (j)    Limitation of Liability of Wilmington Trust Company.

               It is expressly understood and agreed by the parties hereto that
(a) this Agreement is executed and delivered by Wilmington Trust Company, not individually or personally but solely as Owner Trustee of Sequoia Mortgage Trust 1 under the Deposit Trust Agreement, in the exercise of the powers and authority conferred and vested in it as Owner Trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company but is made and intended for the purpose for binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Wilmington Trust Company, and (d) under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or the other Operative Agreements.

        (k)    Nonpetition Covenants.

               Notwithstanding any prior termination of this Agreement, the Master Servicer and the Trustee shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Issuer, acquiesce, petition or otherwise invoke or cause the Issuer (or any assignee) to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law, or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Issuer.

        (l)    Third Party Beneficiary.

               MBIA shall be a third party beneficiary of this Agreement and shall be entitled to enforce the provisions hereof as if a party hereto.

               IN WITNESS WHEREOF, each party has caused this Master Servicing Agreement to be executed by its duly authorized officer or officers as of the day and year first above written.


                                    SEQUOIA MORTGAGE TRUST 1,
                                                          as Issuer

                                    By:  WILMINGTON TRUST COMPANY,
                                            not in its individual capacity
                                            but solely as Owner Trustee


                                    By: /s/ Debra Eberly
                                       ----------------------------------------
                                    Its: Administrative Account Manager
                                        ---------------------------------------


                                    REDWOOD TRUST, INC.


                                    By: /s/ Douglas B. Hansen
                                       ----------------------------------------
                                    Its: President and CFO
                                        ---------------------------------------


                                    NORWEST BANK MINNESOTA, N.A.,
                                            as Master Servicer


                                    By: /s/ Peter J. Masterman
                                       ----------------------------------------
                                    Its: Vice President
                                        ---------------------------------------


                                    FIRST UNION NATIONAL BANK,
                                            as Bond Trustee


                                    By: /s/ Pablo de la Canal
                                       ----------------------------------------

                                    Its: Assistant Vice President
                                        ---------------------------------------

                                          SCHEDULE I

                                 Schedule of Pledged Mortgages



                                      S-I-1

                                   SCHEDULE II

                            SEQUOIA MORTGAGE TRUST 1
                          Collateralized Mortgage Bonds

              Representations and Warranties of the Master Servicer


               Norwest Bank Minnesota, N.A. ("Norwest") hereby makes the representations and warranties set forth in this Schedule II to the Issuer, MBIA and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Series, among Norwest, as Master Servicer, Sequoia Mortgage Trust 1, as Issuer, and First Union National Bank, as Trustee.

                      (1) Norwest is duly organized as a national banking association and is validly existing and in good standing under the laws of the United States of America and is duly authorized and qualified to transact any and all business contemplated by the Master Servicing Agreement to be conducted by Norwest.

                      (2) Norwest has the full power and authority to master service the Pledged Mortgages, and to execute, deliver and perform its obligations under, the Master Servicing Agreement and has duly authorized by all necessary action on the part of Norwest the execution, delivery and performance of the Master Servicing Agreement; and the Master Servicing Agreement, and, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of Norwest, enforceable against Norwest in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.


                                     S-II-1

                      (3) The execution and delivery of the Master Servicing Agreement by Norwest, the master servicing of the Pledged Mortgages by Norwest under the Master Servicing Agreement, the consummation of any other of the transactions contemplated by the Master Servicing Agreement, and the fulfillment of or compliance with the terms thereof will not (A) result in a material breach of any term or provision of the charter or by-laws of Norwest or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which Norwest is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to Norwest of any court, regulatory body, administrative agency or governmental body having jurisdiction over Norwest.

                      (4) No litigation is pending or, to the best of Norwest's knowledge, threatened against Norwest that would materially and adversely affect the execution or delivery of the Master Servicing Agreement by Norwest or enforceability of the Master Servicing Agreement against Norwest or the ability of Norwest to master service the Pledged Mortgages or to perform any of its other obligations under the Master Servicing Agreement in accordance with the terms thereof.

                      (5) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by Norwest of its obligations under the Master Servicing Agreement, or if any such consent, approval, authorization or order is required, Norwest has obtained the same.


                                     S-II-2

                                  SCHEDULE III

                            SEQUOIA MORTGAGE TRUST 1
                          Collateralized Mortgage Bonds

           Representations and Warranties as to the Pledged Mortgages


               In the Mortgage Loan Purchase Agreement (which is hereby assigned to the Trustee), Redwood (the "Seller") will make the representations and warranties set forth in this Schedule III, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Series of Bonds, issued by Sequoia Mortgage Trust 1.

                      (1) The information set forth on Schedule I to the Master Servicing Agreement with respect to each Pledged Mortgage and the computer tape describing the Pledged Mortgages delivered to the Insurer prior to closing are true and correct in all material respects as of the Closing Date.

                      (2) The Pledged Mortgages, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement. The Pledged Mortgages are not being transferred with any intent to hinder, delay or defraud any creditors.

                      (3) With respect to any Pledged Mortgage that is not a Cooperative Loan, each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of non-delinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Pledged Mortgage, and (c) other matters to which like properties are commonly subject which


                                     S-III-1
        do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

                      (4) Immediately prior to sale to the Company and the Issuer for pledge to the Trustee for the benefit of the Bondholders, the Seller had good title to, and was the sole owner of, each Pledged Mortgage free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to pledge and assign the same pursuant to the Indenture. Immediately after the sale by the Company to the Issuer, the Issuer had good title to, and was the sole owner of, each Pledged Mortgage free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party (other than the Servicers pursuant to the Servicing Agreements) to pledge and assign the same pursuant to the Indenture. Except as previously described in writing to the Trustee and MBIA with respect to the Pledged Mortgages, there is only one executed Mortgage Note not stamped as a duplicate. The rights with respect to each Pledged Mortgage are assignable by the Seller without the consent of any Person other than consents which will have been obtained on or before the Closing Date.

                      (5) There is no delinquent tax or assessment lien against any Mortgaged Property.

                      (6) There is no valid offset, claim, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

                      (7) To best of Seller's knowledge there are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item (11) below. No Mortgaged Property is damaged by waste, fire, earthquake or earth movement, windstorm, flood, other types of water damage, tornado or other casualty so as to affect adversely the


                                     S-III-2
        value of the property as security for such Pledged Mortgage or the use for which the premises was intended.

                      (8) To the best of Seller's knowledge, each Mortgaged Property is free of material damage, and is in good repair.

                      (9) Each Pledged Mortgage at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

                      (10) As of the Closing Date, no prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Pledged Mortgage may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Bondholders and which has been delivered to the Trustee); satisfied, cancelled, subordinated or rescinded such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, subordination, rescission, modification or satisfaction with respect thereto. No action on the part of any Mortgagor which would otherwise cause the related Pledged Mortgage to be in default has been waived.

                      (11) A lender's policy of title insurance together with a condominium endorsement and an extended coverage endorsement, if applicable, and a variable rate endorsement in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Pledged Mortgage or a commitment (binder) to issue the same was effective on the date of the origination of each Pledged Mortgage, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebtedness secured by the insured


                                     S-III-3

        Mortgage, (a) as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph (3) above and (b) against loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage Note and Mortgage with respect to adjustment in the Mortgage Rate and Scheduled Payment; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, the Company or the Issuer, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

                      (12) Each Pledged Mortgage was originated by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

                      (13) To the best of Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

                      (14)   To the best of Seller's knowledge, no
        improvement located on or being part of the Mortgaged
        Property is in violation of any applicable zoning law or regulation. To the best of Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriting certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law. To the best of the Seller's knowledge, all parties which have had any interest in each Pledged Mortgage whether as Mortgagee, assignee, pledgee or otherwise, and including, without limitation, the Seller and/or during the period in which they held and disposed such interest, were, in compliance with any and all applicable licensing requirements of the


                                     S-III-4
        laws of the State where in the Property securing the Pledged Mortgage is located.

                      (15) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties. Each Pledge Mortgage was recorded, and all subsequent assignments of the original Mortgage have been recorded in appropriate jurisdictions where recordation is necessary to perfect the lien thereof as against creditors of the Seller. Each Pledged Mortgage and assignment of Pledged Mortgage is in recordable form and is acceptable for recording under the laws of the jurisdiction in the property securing such Mortgage is located. The sale of the Pledged Mortgages and the related Mortgage Notes does not violate the terms and provisions of any loan or agreement to which the Seller is party or to which it is bound.

                      (16) The proceeds of the Pledged Mortgage have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Pledged Mortgages were paid.

                      (17) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure. Each Pledged Mortgage contains a provision for the acceleration of the unpaid principal balance of the related Pledged Mortgage in the event that the property securing such Pledged Mortgage is sold or


                                     S-III-5
        transferred without the prior written consent of the Mortgagee thereunder.

                      (18) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Trust Estate to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

                      (19) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

                      (20) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due Seller have been capitalized under the Mortgage or the related Mortgage Note.

                      (21) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

                      (22) No Pledged Mortgage has a shared appreciation feature, or other contingent interest feature. With respect to each Pledged Mortgage, the payments required of the Mortgagor are and will be such that the Pledged Mortgage will fully amortize over its term. No Pledged Mortgage requires a balloon payment at the end of its term.

                      (23) Each Pledged Mortgage is assumable if the proposed transferee submits certain information required to evaluate the transferee's ability to repay the Pledged Mortgage and the holder of the Mortgage Note reasonably determines that the security for the Pledged Mortgage would not be impaired by the assumption.

                      (24) Except with respect to_________Pledged Mortgages representing approximately ___% of the Cut-off Date Pool


                                     S-III-6

        Principal Balance, each Pledged Mortgage which had a Loan-to-Value
        Ratio at origination in excess of 80% is the subject of a Primary Insurance Policy that insures that portion of the original principal balance of the related Pledged Mortgage equal to the product of the original principal balance thereof and a fraction, the numerator of which is the excess of the original principal balance of the related Pledged Mortgage over 75% of the lesser of the appraised value and selling price of the related Mortgaged Property and the denominator of which is the original principal balance of the related Pledged Mortgage, plus accrued interest thereon and related foreclosure expenses. Each such Primary Insurance Policy is issued by a Qualified Insurer acceptable to each of the Rating Agencies. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Rate for each Pledged Mortgage is net of any such insurance premium.

                      (25) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Pledged Mortgage or (ii) the greater of
        (a) the outstanding principal balance of the Pledged Mortgage and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (26) below contain a standard mortgagee clause naming the applicable Servicer or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not


                                     S-III-7
        been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

                      (26) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Pledged Mortgage, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

                      (27) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring. There are no proceedings pending, or to the best of the Seller's knowledge threatened, wherein the Mortgagor or any governmental agency has alleged that any Pledged Mortgage is illegal or unenforceable.

                      (28) Except as discussed in the Prospectus Supplement, there is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and Seller has not waived any default, breach, violation or event of acceleration.


                                     S-III-8

                      (29) Other than with respect to Mortgaged Property underlying a Cooperative Loan, each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Seller's knowledge, does not include mobile homes and does not constitute other than real property under state law.

                      (30) Each Pledged Mortgage is being serviced by the Master Servicer or a Servicer as provided in Section 3(b) of the Master Servicing Agreement.

                      (31) There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor. The Seller has clearly fulfilled all obligations under or in connection with the acquisition and assignment on the Pledged Mortgages and the related Mortgage Notes, including, without limitation, giving any notices or consents necessary to affect the acquisition of the Pledged Mortgages and the related Mortgage Notes by the Trustee on behalf of the Trust and has done nothing to impair the rights of the Trustee, MBIA or the Bondholders with respect therein.

                      (32) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Schedule of Pledged Mortgages. The consolidated principal amount does not exceed the original principal amount of the Pledged Mortgage. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor. The applicable interest rate is adjusted in accordance with the terms of the related Mortgage Note. All required notices of interest rate adjustments have been sent to each Mortgagor on a timely basis and the computations of such adjustments were properly calculated. All interest rate adjustments have been made in accordance with all applicable law.


                                     S-III-9

                      (33) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first installment of principal and interest, including without limitation taxes and insurance payments, the related Servicer has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

                      (34) Each Pledged Mortgage was acquired by Seller in all material respects in accordance with the guidelines set forth in the Prospectus Supplement. The Seller used no selection procedure that identified the Pledged Mortgages as being less desirable or valuable than other comparable mortgage loans acquired by the Seller. The Pledged Mortgages are representative of the Seller's portfolio of mortgage loans.

                      (35) Prior to the approval of the Pledged Mortgage application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Pledged Mortgage; such appraisal is in a form acceptable to FNMA or FHLMC.

                      (36) None of the Pledged Mortgages is a graduated payment mortgage loan or a growing equity mortgage loan or subject to a buy down or similar arrangement.


                                    S-III-10

                      (37) Any leasehold estate securing a Pledged Mortgage has a term of not less than five years in excess of the term of the related Pledged Mortgage.

                      (38) The sale, transfer, assignment and conveyance of Pledged Mortgages by the Seller pursuant to the Mortgage Sale Agreement is not subject to and will not result in any tax, fee or governmental charge payable by the Seller, the Issuer, the Depositor or the Trustee to any federal, state or local government ("Transfer Taxes") other than Transfer Taxes which have or will be paid by the Seller as due. In the event that the Issuer, the Depositor or the Trustee receives actual notice of any Transfer Taxes arising out of the transfer, assignment and conveyance of the Pledged Mortgages, on written demand by the Issuer, the Depositor or the Trustee, or upon the Seller's otherwise being given notice thereof by the Issuer, the Depositor or the Trustee, the Seller shall pay, and otherwise indemnify and hold the Issuer, the Trustee and MBIA harmless, on an after-tax basis, from and against any and all such Transfer Taxes (it being understood that the Bondholders, the Trustee, the Issuer, the Depositor and MBIA shall have no obligation to pay such Transfer Taxes).

                      (39) None of the Pledged Mortgages are "consumer credit contracts" or "purchased money loans" for goods or services as such terms are defined in 16 C.F.R. Section 433.1 and none of the Pledged Mortgages are "mortgages" as such term is defined in 15 U.S.C. Section 1602(aa).


                                    S-III-11

                                   SCHEDULE IV

                            SEQUOIA MORTGAGE TRUST 1
                          Collateralized Mortgage Bonds

                  Representations and Warranties of the Issuer

        Sequoia Mortgage Trust 1 (the "Issuer") hereby makes the representations and warranties set forth in this Schedule IV to the Master Servicer, MBIA and the Trustee, as of the Closing Date. Capitalized terms used but not otherwise defined in this Schedule IV shall have the meanings ascribed thereto in the Master Servicing Agreement (the "Master Servicing Agreement") relating to the above-referenced Series, among Norwest Bank Minnesota, N.A., as Master Servicer, Sequoia Mortgage Trust 1, as Issuer, and First Union National Bank, as Trustee.

               (A) The Issuer is a statutory business trust duly organized, validly existing and in good standing under the laws of the State of Delaware, and possesses all requisite authority, power, licenses, permits and franchises to conduct any and all business contemplated by the Master Servicing Agreement and to comply with its obligations under the terms of this Agreement, the performance of which have been duly authorized by all necessary action.

               (B) Neither the execution and delivery of the Master Servicing Agreement by the Issuer, nor the performance and compliance with the terms thereof by the Issuer will (A) result in a material breach of any term or provision of the instruments creating the Issuer or governing its operations, or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which the Issuer is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to the Issuer of any court, regulatory body, administrative agency or governmental body having jurisdiction over the Issuer; and the Issuer is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or


                                     S-IV-1
        governmental body having jurisdiction over it which breach or violation may materially impair the Issuer's ability to perform or meet any of its obligations under the Master Servicing Agreement.

               (C) This Agreement, and all documents and instruments contemplated hereby, which are executed and delivered by the Issuer, will, assuming due authorization, execution by and delivery to the other parties hereto and thereto, constitute valid, legal and binding obligations of the Issuer, enforceable in accordance with their respective terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receivership and other similar laws relating to creditors' rights generally and (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (D) No litigation is pending or, to the best of the Issuer's knowledge, threatened against the Issuer that would materially and adversely affect the execution, delivery or enforceability of the Master Servicing Agreement or the ability of the Issuer to perform its obligations thereunder.

               (E) Immediately prior to the pledge of the Pledged Mortgages to the Trustee, the Issuer had good title to, and was the sole owner of, each Pledged Mortgage free and clear of any liens, charges or encumbrances or any ownership or participation interests in favor of any other Person.



                                     S-IV-2

                                   SCHEDULE V

                            SEQUOIA MORTGAGE TRUST 1
                          Collateralized Mortgage Bonds

                              Servicing Agreements



                                      S-V-1

                                   SCHEDULE VI

                            SEQUOIA MORTGAGE TRUST 1
                          Collateralized Mortgage Bonds

                                Payment Schedule
                                 August 4, 1997



                                     S-VI-1

                                  SCHEDULE VII

                            SEQUOIA MORTGAGE TRUST 1
                          Collateralized Mortgage Bonds

                          Purchase and Sale Agreements


                                     S-VII-1